AGREEMENT OF SUBLEASE

                                     between

                              GOLDMAN, SACHS & CO.,
                                   Sublandlord

                                       and

                       CUNNINGHAM GRAPHICS, INC, Subtenant

                                    Premises:

                                  A portion of
                                 111 8th Avenue
                               New York, New York

1.  Sublease of Initial Premises; Right to
      Sublease Retained Premises ..........................................    1

2.  Term; Permitted Use ...................................................    3

3.  Rents .................................................................    4

4.  Condition of the Premises .............................................    6

5.  Subordination to and Incorporation of the Lease .......................    6

6.  Hazardous Substances ..................................................    9

7.  Covenant of Quiet Enjoyment ...........................................   12

8.  Security Deposit ......................................................   12

9.  Roof Top Equipment ....................................................   12

10. Alterations; Removal at End of Term ...................................   12

11. Indemnity .............................................................   13

12. Notices ...............................................................   13

13. Miscellaneous .........................................................   14

     AGREEMENT OF SUBLEASE (this "Sublease"), made as of the 15th day of July, 1996, between GOLDMAN, SACHS & CO., a New York limited partnership having an office address at 85 Broad Street, New York, New York 10004 ("Sublandlord"), and CUNNINGHAM GRAPHICS, INC., a New Jersey corporation having an office address at 629 Grove Street, Jersey City, New Jersey 07306 ("Subtenant").

                                   WITNESSETH:

     WHEREAS P.A. Building Company is the landlord and Sublandlord is the tenant under that certain lease dated September 14, 1989 as supplemented by three letter agreements dated September 14, 1989 (as so supplemented and as hereafter amended, the "Overlease") demising Rooms 815-825 (the "Overlease Premises") of the building known as 111 8th Avenue, New York, New York (the "Building");

     WHEREAS Sublandlord desires (i) initially to sublease to Subtenant all of the Overlease Premises other than the Retained Premises (as hereinafter defined) (all of the Overlease Premises other than the Retained Premises being herein called the "Initial Premises"), and (ii) to have the option to sublease to Subtenant the portion of the Overlease Premises designated Retained Premises on Exhibit A hereto (the "Retained Premises");

     WHEREAS Subtenant desires to enter into a sublease on the terms described above;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is mutually agreed as follows:

     1. Sublease of Initial Premises; Right to Sublease Retained Premises

     1.1 As used in this Sublease, the term "Premises" shall initially mean the Initial Premises; provided, however, that if Sublandlord shall exercise the Put (as defined in Section 1.3 below), then the term "Premises" shall thereafter mean the Overlease Premises. Sublandlord hereby subleases to Subtenant, and Subtenant hereby hires from Sublandlord, the Premises upon and subject to the terms and conditions hereinafter set forth.

     1.2 As used herein the term "Subtenant's Proportionate Share" shall mean ninety percent; provided, however, that if Sublandlord shall exercise the Put, then the term "Subtenant's Proportionate Share" shall thereafter mean one hundred percent.

     1.3 Sublandlord shall have the option (the "Put"), exercisable by notice to Subtenant given at any time, to lease to Subtenant the Retained Premises. If Sublandlord shall exercise such option the date of such notice shall be deemed to be the "Put Date."

     1.4 Unless and until Sublandlord shall exercise the Put the following provisions of this Section 1.4 shall apply.

          (a) Sublandlord shall have the right, in common with Subtenant, to use the portion of the Initial Premises designated as Common Space on Exhibit A hereto (the "Common Space"), and all equipment and facilities now installed or located therein; none of such equipment or facilities shall be removed from the Common Space; and Subtenant shall repair and maintain such equipment and facilities in good working order and condition. The Common Space is a part of the Initial Premises.

          (b) Sublandlord shall have the right to enter and pass through the Initial Premises in order to access the Retained Premises and the Common Space; Sublandlord shall be entitled to use all entrances to the Initial Premises; Sublandlord (and each of its employees working at the Retained Premises) shall be entitled to retain keys to all entrances to the Initial Premises, and Subtenant shall not change the locks on or add any new or additional lock to any such entrance unless Subtenant furnishes Sublandlord (and each of its employees working at the Retained Premises) with keys thereto; and no barriers shall be erected which would prevent or hinder Sublandlord from exercising any of its rights under Section 1.4.

          (c) Subtenant shall not enter the Retained Premises, except as required to service any of Subtenant's equipment which passes through the ceiling of the Retained Premises and then only with Sublandlord's prior written approval and subject to such rules and requirements as Sublandlord may impose; provided, however, that (i) such consent shall not be unreasonably withheld, and (ii) no such consent shall be required in case of an emergency.

          (d) Subject to the performance by Overlandlord (as hereinafter defined) of its obligations to furnish electricity, Subtenant shall cause the Overlease Premises to be illuminated and furnished with HVAC, in accordance with Sublandlord's past practices, at all times other that the 47 hour period each week beginning 8 am Saturday and ending 7 am Monday (the "Excluded Period"); and Subtenant shall maintain and repair all equipment and facilities providing the services referred to in this Section 1.4(d) and not required by the Overlease to be maintained and repaired by Overlandlord at its expense. If during all or any portion of the Excluded Period Sublandlord shall desire the Overlease Premises to be illuminated, Sublandlord shall have the right to turn-on (and turn-off) the lights of the Overlease Premises. If during all or any portion of the Excluded Period Sublandlord shall desire the Overlease Premises to be furnished with HVAC, Sublandlord shall have the right to turn-on and operate (and turn-off) the HVAC equipment of the Overlease Premises. If Sublandlord so turns on such HVAC equipment then Sublandlord shall reimburse Subtenant for the additional utility costs incurred by reason of the operation of such equipment (as reasonably estimated by Sublandlord) from the time it is turned on by Sublandlord until it is turned off, or the Excluded Period shall end, or Subtenant shall indicate that it too desires HVAC to be furnished to Premises, whichever shall first occur.

          (e) Subtenant shall not hinder or impede the provision by Overlandlord to the Retained Premises of the Common Space of electricity, heat, cleaning or any other building service.

          (f) Subtenant shall be entitled to a credit against the rent otherwise payable under this Sublease in the amount of $1600 per month for each month in the period commencing on the Commencement Date and ending on the Put Date, prorated for any partial month.

All of Sublandlord's rights under this Section 1.4 are reserved for and may be exercised by Sublandlord or any of its agents, employees, or contractors authorized by Sublandlord to do so.

     1.5 Sublandlord shall indemnify, defend and save harmless Subtenant from and against any claim asserted against Subtenant arising out the negligence or intentional misconduct of Sublandlord or its shareholders, officers, directors, employees, partners, agents, or visitors in or about the Retained Premises after the date hereof and prior to the Put Date. If any such claim is asserted against Subtenant it shall promptly notify Sublandlord who shall have the right to resist the same with counsel chosen by it, subject to Subtenant's approval not to be unreasonably withheld. Sublandlord's liability under this Section 1.5 with respect to negligence or intentional misconduct occurring after the date hereof and prior to the Put Date shall survive the Put Date and the expiration or termination of this Sublease.

     2. Term: Permitted Use.

     2.1 The term of this Sublease shall commence on the date on which Overlandlord shall consent hereto (such date being herein called the "Commencement Date"), and shall end on December 30, 1999 (the "Expiration Date") or on such earlier date upon which such term shall expire or be terminated pursuant to any of the conditions or covenants of this Sublease or pursuant to law.

     2.2 Sublandlord and Subtenant are also entering into a Printing Services Agreement of even date (the "Printing Service Agreement"). Section 12.5 of the Printing Services Agreement permits Sublandlord to terminate the Printing Services Agreement without cause, by giving notice of such termination to Subtenant (the day on which such notice is given being herein called the "PSA Termination Without Cause Notice Date"). If, pursuant to Section 12.5 of the Printing Services Agreement, Sublandlord shall terminate the Printing Services Agreement Without cause then Subtenant shall have the right, by notice given to and received by Sublandlord no later than the 30th day after the PSA Termination Without Cause Notice Date (time being of the essence), to terminate this Sublease as of the 60th day after the PSA Termination Without Cause Notice Date. If Subtenant timely shall terminate this Sublease pursuant to the preceding sentence then this Sublease shall terminate on and as of the 60th day after the PSA Termination Without Cause Notice Date with the same force and effect as if such 60th day were the day originally provided herein for the expiration hereof.

     2.3 Subtenant shall use the Premises only for general offices and printing, subject to and in accordance with all applicable provisions of the Overlease.

     3. Rents.

     3.1 Subtenant shall pay to Sublandlord, as fixed rent, Subtenant's Proportionate Share of the fixed rent payable by Sublandlord under the Overlease, payable in equal monthly installments on the Commencement Date and on the first day of each month thereafter; provided, however, that (a) if the Commencement Date is other than the first day of a month the fixed rent for the period from the Commencement Date through the end of the month in which the Commencement Date shall occur shall be computed on a pro-rata basis and shall be due on the Commencement Date, and (b) if the Put Date is other than the first day of a month the increase in fixed rent for the period from the Put Date through the end of the month in which the Put Date shall occur shall be computed on a pro-rata basis and shall be due on the Put Date.

     3.2 In addition to the fixed rent, commencing on the Commencement Date and continuing for the entire term of this Sublease, Subtenant shall reimburse Sublandlord, as additional rent, for all amounts payable by Sublandlord under the Overlease; provided, however, that

          (a) Subtenant shall not be obligated so to reimburse Sublandlord with respect to amounts accrued, due and owing as of the Commencement Date, and

          (b) Subtenant's obligations under this Section 3.2 with respect to amounts payable under Articles 39 and 40 of the Overlease (porter wage and real estate taxes) shall be limited to Subtenant's Proportionate Share of such amounts.

Subtenant's payments under this Section 3.2 shall be due on the dates on which Sublandlord's payments under the Overlease are due to the landlord under the Overlease (the "Overlandlord"); provided, however, that

          (a) except for continuing equal monthly payments under Articles 39 and 40 of the Overlease no payment shall be due under this Section 3.2 until five days after Sublandlord shall have furnished Subtenant with notice thereof, together with copies of all related notices, bills and supporting documentation issued by Overlandlord, and

          (b) Subtenant's liability under this Section 3.2 in respect of amounts payable under

               (i) the second sentence of Article 38(a) of the Overlease (electricity),

               (ii) Articles 39 and 40 of the Overlease (porter wage and real estate taxes),

               (iii) the fourth sentence of Article 71 of the Overlease (water), and

               (iv) the third sentence of Article 74(a) of the Overlease (steam)

     shall be apportioned and adjusted as of the Commencement Date, i.e. (x) if Sublandlord shall have heretofore been required to make any payment under any of the provisions listed above wholly or partially in respect of any period after the Commencement Date, then Subtenant shall promptly reimburse Sublandlord for so much of such payment as shall be applicable to any period after the Commencement Date (or, in the case of payments under Article 39 or 40 of the Overlease, for Subtenant's Proportionate Share of so much thereof), and (y) if Sublandlord shall hereafter be required to make any payment under any of the provisions listed above wholly or partially in respect of any period prior to the Commencement Date, then subtenant's liability in respect thereof under this Section 3.2 shall be limited to so much of such payment, if any, as shall be applicable to any period after the Commencement Date (or, in the case of payments under Article 39 or 40 of the Overlease, to Subtenant's Proportionate Share of so much thereof).

     3.3 Miscellaneous (a) As used herein the term "additional rent" shall refer to all sums of money which shall become due from and payable by Subtenant to Sublandlord hereunder (whether as reimbursement or otherwise), other than fixed rent, and the term "rents" shall refer to fixed rent and additional rent. All rents shall be payable in lawful money of the United States at such place and to such person as Sublandlord shall from time to time designate.

     (b) Subtenant shall promptly pay all rents as and when the same shall become due and payable without set-off, offset or deduction of any kind whatsoever and, in the event of Subtenant's failure to pay any additional rent when due, Sublandlord shall have all of the rights and remedies provided for herein or at law or in equity in the case of non-payment of fixed rent.

     (c) Sublandlord's failure during the term of this Sublease to prepare and deliver any statements or bills required or permitted to be delivered to Subtenant hereunder, or Sublandlord's failure to make a demand under this Sublease, shall not in any way be deemed to be a waiver of, or cause Sublandlord to forfeit or surrender, its rights to collect any rents which may have become due pursuant to this Sublease during the term hereof. Subtenant's liability for rents accruing during the term of this Sublease shall survive the expiration or sooner termination of this Sublease.

     4. Condition of the Premises.

     Subtenant represents that it has examined (or waived examination of) the Initial Premises and the Retained Premises. Sublandlord has not made and does not make any representations or warranties as to the physical condition of the Initial Premises or the Retained Premises (including any latent defects), the uses to which the same may be put, or any other matter or thing affecting or relating thereto. Subtenant agrees to accept the Initial Premises and the Retained Premises in their respective "as is" condition as of the date hereof, as the same may be affected by reasonable wear and tear and fire or other casualty after the date hereof, and Sublandlord shall have no obligation whatsoever to alter, improve, decorate or otherwise prepare the Initial Premises or the Retained Premises for Subtenant's occupancy.

     5. Subordination to and Incorporation of the Lease.

     5.1 This Sublease is subordinate to the Overlease, and to all leases, mortgages and other instruments, documents, rights and encumbrances to which the Overlease is now or shall hereafter be subordinate. This provision shall be self-operative but Subtenant shall within ten (10) days of Sublandlord's request execute any instrument requested by Sublandlord or Overlandlord to evidence or confirm the same. Sublandlord represents that a true and complete copy of the Overlease as in effect on the date hereof is attached hereto as Exhibit D. Sublandlord shall not voluntarily surrender the Overlease (unless the Overlandlord agrees to recognize and continue this Sublease in full force and effect as a direct lease without change in terms) or amend the same in a manner adverse to Subtenant (unless and to extent Sublandlord is required by Article 45 of the Overlease to do so); provided, however, that whenever Sublandlord shall have any right to terminate the Overlease pursuant to any provision therein contained Sublandlord may exercise the same or refrain from exercising the same, as Sublandlord shall elect. If the Overlease shall terminate for any reason then this Sublease and the term hereof shall also terminate without liability on Sublandlord's part on account thereof; provided, however, that if such termination of the Overlease shall have arisen out of

          (a) any default by Sublandlord as tenant thereunder not arising out of any default by Subtenant as subtenant hereunder, or

          (b)  a  voluntary   surrender  by  Sublandlord  in  violation  of  the
     preceding sentence,

then such termination shall be deemed to be a violation of Section 6 hereof and Sublandlord shall be liable to Subtenant to the extent provided by applicable law on account thereof. This Sublease is subject to all of the terms, covenants and conditions of the Overlease.

     5.2 Except as otherwise expressly provided in, or otherwise inconsistent with, this Sublease, and except to the extent not applicable to the Premises, the provisions of the Overlease listed below (the "Incorporated Provision") are hereby incorporated into this Sublease by reference with the same force and effect as if set forth at length herein, except that, unless the context requires otherwise:

          (i) references in such provisions to "Landlord" or to "Tenant" shall be deemed to refer to Sublandlord or to Subtenant, as the case may be,

          (ii) references in such provisions to "this Lease" shall be deemed to refer to this Sublease,

          (iii) references in such provisions to other Incorporated Provisions shall be deemed to refer to such Incorporated Provisions as incorporated herein,

          (iv) references in such provisions to leases, mortgages, instruments, documents, rights or encumbrances to which the Lease is subordinate shall be deemed to refer to leases, mortgages, instruments, documents, rights and encumbrances to which the Overlease is subordinate,

          (v) references in such provisions to subleases, sublettings or subtenants shall be deemed to refer to undersubleases, undersublettings or undersubtenants,

          (vi) whenever, pursuant to any of the Incorporated Provisions as incorporated herein, Subtenant is required to furnish insurance, indemnification or other similar protection to or for Sublandlord, or to name Sublandlord on any insurance, or to take any act as designated or directed by Sublandlord or to the satisfaction of Sublandlord, Subtenant shall be required to furnish such insurance, indemnification or other similar protection to or for Overlandlord and Sublandlord, or to name Overlandlord and Sublandlord, or to take such act as designated or directed by Overlandlord or Sublandlord or to the satisfaction of Overlandlord and Sublandlord,

          (vii) whenever, pursuant to any of the Incorporated Provisions as incorporated herein, Subtenant is required to obtain the consent or approval of Sublandlord to or with respect to any act, omission or thing (e.g. to any undersublease, assignment or alteration), Subtenant shall be required to obtain the consent or approval of Overlandlord and Sublandlord to or with respect to such act, omission or thing,

          (viii) whenever, pursuant to any of the Incorporated Provisions as incorporated herein, Subtenant grants any release, waiver or similar thing to Sublandlord, Subtenant shall be deemed to have granted such release, waiver or similar thing to Overlandlord and Sublandlord,

          (ix) whenever, pursuant to any of the Incorporated Provisions as incorporated herein, Subtenant grants Sublandlord (or Sublandlord reserves) any right to enter, access or use the Premises, or any right to exhibit the Premises, or any right to perform maintenance therein or thereto or make repairs, alterations, improvements or additions therein or thereto, or any right to perform any other act therein or thereto, Subtenant shall be deemed to have granted such right to Overlandlord and Sublandlord (or such right shall be deemed to have been reserved by Overlandlord and Sublandlord),

          (x) whenever any of the Incorporated Provisions as incorporated herein afford Subtenant the right by legal action, arbitration, or other proceeding to challenge, question or dispute any determination or other action by Sublandlord, Subtenant shall be deemed to have waived such right so long as the such determination or other action by Sublandlord is consistent with the corresponding determination or other action by Overlandlord, and

          (xi) time periods provided for in the Incorporated Provisions as incorporated herein shall be deemed shortened of lengthened, as the case may be, as necessary as determined by Sublandlord, so that actions or omissions relating thereto may be coordinated with the corresponding actions or omissions under the Overlease or performed within the time required by the Overlease.

The incorporated Provisions of the Overlease are all of the provisions thereof except for (i) the opening paragraph thereof (i.e. the portion of the first page of the printed form prior to Article 1 thereof), Article 1, Article 2, insert 1 to Article 7, insert 1 to Article 9, Article 17 (which is hereby replaced with
Article 17 as set forth on Exhibit B hereto), insert 1 to Article 20, Article 27, Article 39, Article 40, Article 41(i), the insert at the end of the second paragraph of Article 61, Article 63, Article 72, Article 75, and Article 75A, and (ii) the letter agreement dated September 14, 1989 regarding certain work to be performed by Overlandlord and the letter agreement dated September 14, 1989 regarding the commencement of the term of the Overlease.

     5.3 Notwithstanding anything to the contrary contained in this Sublease (including any of the Incorporated Provisions as herein incorporated), Sublandlord shall not be deemed to have made any representation or warranty made by Overlandlord in any of the Incorporated Provisions, and Sublandlord shall not be obligated

          (a) to provide any of the services that Overlandlord has agreed in the Overlease to provide or is required by law to provide, or

          (b) to make any of the repairs or restorations that Overlandlord has agreed in the Overlease to make or is required by law to make, or

          (c) to comply with any laws or requirements of public authorities with which Overlandlord has agreed in the Overlease to comply, or

          (d) to take or to refrain from taking any other action that Overlandlord has agreed in the Overlease to take or to refrain from taking or is required by law to take or to refrain from taking (including, in either case, any obligations with respect to giving consents, approvals, etc.), or

          (e) to perform any obligation that Overlandlord has agreed in the Overlease to perform,

and Sublandlord shall have no liability to Subtenant on account of any failure of Overlandlord (or Sublandlord) to provide, make, comply with, take, refrain from taking, or perform any of the foregoing, nor shall such failure constitute an eviction of Subtenant or entitle Subtenant to any abatement of rents hereunder.

     5.4 Whenever Subtenant desires to do any act or thing which requires the consent or approval of Sublandlord under any of the Incorporated Provisions as incorporated herein:

          (a) Subtenant shall not do such act or thing without first having obtained the consent or approval of Overlandlord and Sublandlord;

          (b) Sublandlord's right to withhold consent or approval shall be independent of Overlandlord's right; provided, however, that if, in any instance, Overlandlord shall (i) be required by the Overlease not to unreasonably withhold consent or approval, and (ii) shall have granted consent or approval, then Sublandlord shall not unreasonably withhold consent or approval; and

          (c) without limiting Sublandlord's right to withhold consent or approval in any instance and notwithstanding any Incorporated Provision or provision of law requiring Sublandlord to act reasonably, Sublandlord shall be entitled, without liability to Subtenant on account thereof, to withhold consent or approval whenever and for so long as Overlandlord shall withhold its consent or approval, regardless of whether or not Overlandlord is entitled to withhold such consent or approval and regardless of whether Overlandlord may have liability to Sublandlord or Subtenant on account thereof; and

          (d) Subtenant shall not request Overlandlord's consent or approval directly; unless Sublandlord shall have determined to withhold its consent or approval, the provisions of Section 5.3 above shall be applicable to the obtaining of Overlandlord's consent or approval; neither Sublandlord's forwarding Subtenant's request to Overlandlord nor Sublandlord's other efforts to obtain Overlandlord's consent or approval shall constitute Sublandlord's consent or approval, and the same shall be without prejudice to Sublandlord' right to withhold consent or approval;

provided,  however,  that,  notwithstanding  the  foregoing  provisions  of this
Section 5.4 or any of the Incorporated Provisions as incorporated herein, Sublandlord shall have the right to withhold consent to any assignment of this Sublease or to any undersublease of all or any portion of the Premises in its sole discretion.

     5.5. If and to the extent that the Overlandlord shall

          (i) fail to provide cleaning, electricity, water, steam or heat to the Premises as and to the extent required by the Overlease,

          (ii) fail to maintain or make repairs or replacements in or to the Premises or the Building as and to the extent required by the Overlease, or

          (iii) fail to grant any consent or approval as and to the extent required by the Overlease,

Sublandlord shall, upon Subtenant's request, use reasonable efforts, at Subtenant's expense, to (x) compel Overlandlord to do so, or (y) recover damages on account of Overlandlord's failure to do so, including within such reasonable efforts the commencement and prosecution, at Subtenant's expense, of an action at law or in equity. Subtenant shall pay, defend, indemnify and hold harmless Sublandlord from and against any and all loss, cost, claim, damage or expense, including attorneys fees, incurred by Sublandlord under or in connection with any such efforts and/or any such action, proceeding, or arbitration pursuant to the preceding sentence. Prior to taking or continuing to take any action under this Section 5.5, Sublandlord, from time to time, may require Subtenant to increase the amount of the security deposit under Section 8 by such amount as Sublandlord shall determine in order to secure the faithful performance by Subtenant of its obligations under this Section 5.5.

     5.6 Notwithstanding any other provision of this Sublease, Subtenant shall, with respect to the Premises and/or its use and occupancy thereof and/or its acts or omissions and/or those of its agents, employees or contractors in or about the Premises, (i) observe and perform all of the terms, covenants and conditions of the Overlease to be performed and observed by Sublandlord as tenant thereunder, and (ii) not do, or suffer or permit to be done, any act or thing which would violate or could give rise to any breach, default or violation of any of such terms, covenants or conditions.

     5.7 Notwithstanding any other provision of this Sublease, Subtenant shall perform all of its obligations hereunder at such times, by such dates or within such periods as shall be required to avoid any default under the Overlease from continuing beyond the period for notice and grace provided for in Article 17 of the Overlease; provided, however, that in no event shall this Section 5.7 extend the time, date or period by or within which Subtenant is required to perform;

     6. Hazardous Substances Subtenant

          a) shall not cause, suffer or permit the presence, storage, handling or use of any hazardous substance in, on or about the Premises or in the vicinity of the

     Premises, other than reasonable quantities of such hazardous substances as are commonly used by persons engaged in the business of financial printing;

          b) shall cause all hazardous substances referred to above to be used, handled and stored in accordance with the best practices and procedures of the printing industry, to be kept securely sealed and stored except when in use, and to be promptly and regularly disposed of in accordance with all applicable laws (as hereinafter defined);

          c) shall not cause, suffer or permit the presence, storage, handling or use of any hazardous substances in, on or about the Premises or in the vicinity of the Premises in any manner or way contrary to or violative of any presently-existing or hereafter-adopted federal, state or local laws, regulations or guidelines ("laws"); and

          d) shall not cause, suffer or permit the escape, disposal or release of any hazardous substances in, on or about the vicinity of the Premises, or into the regular Building refuse, or into any of the water or waste lines of the Premises or the Building;

provided, however, that Subtenant shall not be responsible under this Section 6 for any release of hazardous substances in, on or about the Premises caused by the actions after the date hereof and prior to the Put Date of Sublandlord or any of its agents or employees provided that (i) such hazardous substances were permitted by clause (a) above, and (ii) Subtenant shall have caused such hazardous substances to be used, handled and stored in accordance with clauses
(b) and (c) above.

     "Hazardous substances" are (i) any "hazardous wastes" as defined by the Resource, Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended, and regulations promulgated thereunder; (ii) any "hazardous, toxic or dangerous waste, substance or material" defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and
Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), as amended, and regulations promulgated thereunder; and (iii) any hazardous, toxic or dangerous chemical, biological or other waste, substance or material as defined in any so-called "superfund" or "superlien" law or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning such waste, substance or material, including, without limiting the generality of the foregoing, asbestos, radon, urea formaldehyde, polychlorinated biphenyls, and petroleum products including gasoline, fuel oil, crude oil and various constituents of such products.

     Sublandlord represents to Subtenant that, to the best of Sublandlord's knowledge, Sublandlord has not heretofore spilled or otherwise released in the Overlease Premises any material amounts of hazardous substances in violation of any applicable law, other than any such spills or releases which, to the best of Sublandlord's knowledge, have been remedied to the extent required by applicable law.

     7. Covenant of Quiet Enjoyment. Sublandlord covenants and agrees with Subtenant that upon Subtenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions on Subtenant's part to be observed and performed, Subtenant may peaceably and quietly enjoy the Premises, subject nevertheless to the terms and conditions of this Sublease, including but not limited to Section 5.1 and the Incorporated Provisions, and to the Overlease and the other leases, mortgages and other rights and encumbrances referred to in
Section 5.1.

     8. Security Deposit. As security for the faithful performance of its obligations hereunder, Subtenant has deposited with Sublandlord the sum of $40,000. Sublandlord shall deposit the aforesaid security deposit in a separate account and any interest earned thereon, less any fee charged by the depositary, shall be paid to Subtenant. Upon any failure by Subtenant timely to perform any of its obligations hereunder, Sublandlord may apply all or any portion of the sum deposited to the obligation which Sublandlord has failed timely to perform, or any other obligations of Subtenant under this Sublease. In case of any such application, Subtenant shall, immediately upon demand of Sublandlord, deposit additional funds with Sublandlord to restore the sum on deposit to the amount required by the first sentence of this Section 8 (or as the same may have been increased pursuant to Section 5.5 or 10.1). After the termination of this Sublease, if Subtenant shall have duly and faithfully performed each and every one of its obligations hereunder, Sublandlord shall return the sum on deposit to Subtenant, with interest as aforesaid. Sublandlord's right of application with respect to amounts deposited pursuant to Section 5.5 or 10.1 shall not be limited to the obligations with respect to which such deposit was made.

     9. Roof Top Equipment. Sublandlord has heretofore placed or installed certain equipment on one of the set-back roofs of the Building pursuant to
Article 73 of the Overlease. Throughout the term of this Sublease, Subtenant shall operate, maintain and repair such equipment, and perform and discharge all of the obligations of Sublandlord with respect thereto or with respect to the set-back roof on which the space is placed or installed. Such set-back roof is not a portion of the Premises, but its usage by Subtenant shall be governed by the terms of this Sublease as if it were a portion of the Premises.

     10. Alterations: Removal at End of Term.

     10.1 Subtenant shall not commence or prosecute any alterations, installation, addition or improvements in, to or upon the Premises unless, in addition to having complied with all other provisions of this Sublease and the Incorporated Provisions as incorporated herein, Subtenant shall have furnished to Sublandlord (a) a fixed price general contract covering the same, (b) payment and performance bonds in favor of Sublandlord guaranteeing lien free completion of the work in form, amount and issued by a surety satisfactory to Sublandlord in its reasonable judgement, and (c) an increase in the security deposit under
Section 8 in an amount equal to the cost, as
estimated by  Sublandlord,  of such removal or  restoration  as Subtenant may be required by Section 10.2 to perform with respect to such alterations, installation, addition or improvements.

     10.2 Subtenant specifically agrees to perform all removal and restorations obligations under the Overlease, including any thereof with respect to any alterations, installation, additions and improvements installed by, or any equipment, fixtures or property owned or placed or installed by, Sublandlord.

     10.3 Sublandlord represents to Subtenant that Sublandlord has not received any written notice from Overlandlord asserting that Sublandlord has made any alterations, installations, additions or improvements in, to or upon the Overlease Premises in violation of the Overlease or damaged the Overlease Premises in violation of the Overlease, other than any such notices relative to violations which, to the best of Sublandlord's knowledge, it has cured.

     11. Indemnity Subtenant shall indemnify, defend and save harmless Sublandlord and its shareholders, officers, directors, employees, partners and agents (the "Indemnified Persons") from and against any loss, cost, damage, claim or expense (including amounts payable under the Overlease) arising out of or related to or alleged to arise out of or to relate to (i) any act, omission, or negligence of Subtenant or its shareholders, officers, directors, employees, partners, agents, contractors, subcontractors, guests, invitees or visitors in or about the Premises, the Retained Premises or the Building, (ii) any breach or default by Subtenant under this Sublease or any failure by Subtenant timely to observe and perform any of the terms and provisions of this Sublease, including the Incorporated Provisions as incorporated herein, (iii) any hazardous substance in, on or about the Premises or in the vicinity thereof, (iv) any accident, injury, or damage, howsoever and by whomsoever caused, to any person or property, occurring within the Premises on or after the Commencement Date or any earlier date upon which Subtenant is permitted to enter the Premises, or (v) any accident, injury or damage to any person or property resulting from any alterations, installation, or improvements made or performed by Subtenant; including any action or proceeding brought upon any such claim and any liability, loss, cost or expense resulting from such claim, action or proceeding, including reasonable attorneys fees incurred by any of the Indemnified Persons in connection therewith. Subtenant's liability under this
Section 11 shall survive the expiration or termination of this Sublease.

     12. Notices. Any notice, statement, demand, consent, approval, advice or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Sublease or pursuant to any applicable law or requirement of public authority (collectively, "Notice") shall be in writing and shall be deemed to have been properly given, rendered or made only if sent by personal delivery, receipted by the party to whom addressed, or by registered or certified mail, return receipt requested, posted in a United States post office station or depositary in the continental United States, addressed

          (a) to Subtenant (i) prior to the Commencement Date, at its address first above written, Attention: President, or (ii) on or after the Commencement Date, at the Premises, Attention: President, or

          (b) to  Sublandlord,  85  Broad  Street,  New  York,  New  York  10004
     Attention: General Services with a copy to Sublandlord, 85 Broad Street, New York, New York 10004, Attention: General Counsel.

Either party may, by Notice actually received, designate (i) a different address in the United States for Notices intended for it, and (ii) require the other party to provide a copy of any Notices to any other person at any other address in the United States. Any Notice served upon or given to one of the two entities constituting Sublandlord shall be deemed to have been served upon or given to both such entities.

     13. Miscellaneous.

     13.1 Sublandlord's Liability. The liability of Sublandlord under this Sublease shall be limited to Sublandlord's leasehold estate in the Overlease Premises. Moreover, in case of any transfer of such leasehold estate the transferor shall be deemed released from all liability with respect to the performance of all of the obligations of Sublandlord thereafter to be performed, and liability with respect to the performance of such obligations shall be deemed to be assumed by the transferee, subject to the provisions of this
Section 13.1.

     13.2 Remedies for Withholding of Consent Sublandlord shall have no liability to Subtenant on account of any failure or refusal by Overlandlord to grant any approval or consent. Moreover, Sublandlord shall have no liability to Subtenant on account of any failure or refusal by Sublandlord to grant any approval or consent. In any instance in which Sublandlord is required by any provision of this Sublease (including any of the Incorporated Provisions as incorporated herein) or applicable law to not unreasonably withhold consent or approval, Subtenant's sole remedy shall be an action for specific performance or injunction requiring Sublandlord to grant such consent or approval, all other remedies which would otherwise be available being hereby waived by Subtenant. In any such action, the winning party shall be entitled to reimbursement of its legal fees from the losing party.

     13.3 Broker, Agent or Finder. Subtenant represents and warrants to Sublandlord that Subtenant has dealt with no broker, agent or finder in connection with this Sublease other than Kelly, Legan & Gerard (the "Recognized Broker"). Subtenant hereby agrees to pay any fee or commission due to the Recognized Broker and to indemnify Sublandlord against any claim for commission or other compensation in connection with this Sublease made against Sublandlord by the Recognized Broker or by any other broker, agent or finder with whom Subtenant has dealt, including attorneys fees incurred by Sublandlord in the defense of any such claim.

     13.4 Entire Agreement, etc. This Sublease contains the entire agreement between the parties and all prior negotiations and agreements are merged in this Sublease. Any agreement hereafter made shall be ineffective to change, modify or discharge this Sublease in whole or in part unless such agreement is in writing and signed by the parties hereto. No provision of this Sublease shall be deemed to have been waived by Sublandlord or Subtenant unless such waiver Sublease shall be deemed to have been waived by Sublandlord or Subtenant unless such waiver be in writing and signed by Sublandlord or Subtenant, as the case may be. The covenants and agreement contained in this Sublease shall bind and inure to the benefit of Sublandlord and Subtenant and their respective permitted successors and assigns.

     13.5 Invalidity of Provisions In the event that any provision of this Sublease shall be held to be invalid or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this Sublease shall be unaffected thereby.

     13.6 No Offer The submission of this document by Sublandlord to Subtenant shall not constitute an offer by Sublandlord and Sublandlord shall not be bound in any way unless and until this Sublease is executed and delivered by both parties.

     13.7 Benefit of Non-Subordination and/or Non-Disturbance If, upon any foreclosure of any mortgage or any termination of any ground or underlying lease, the Overlease shall continue in effect or Sublandlord shall not be disturbed, this Sublease shall remain in effect between Sublandlord or Subtenant.

     13.8 Overlandlord's Consent and Approval This Sublease is subject to the execution and delivery by Overlandlord of an instrument in the form of Exhibit C hereto (or another instrument satisfactory to the parties) providing for Overlandlord's consent hereto. Sublandlord shall request such an instrument, but shall not be obligated to make any payment or incur any obligation to obtain the same. If such an instrument is not received within 30 days of the full execution and delivery hereof, either party by notice to the other given prior the receipt of such an instrument, may cancel this Lease whereupon the Subtenant's security deposit shall be returned.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement of Sublease as of the day and year first above written.

                                  SUBLANDLORD:

                                  GOLDMAN, SACHS & CO.

                                  By:
                                      ---------------------------------

                                  SUBTENANT:

                                  CUNNINGHAM GRAPHICS, INC.

                                  By: /s/ ILLEGIBLE
                                      ---------------------------------

                                    Exhibit A

                        Drawing of the Overlease Premises

                                  [FLOOR PLAN]

                               [GRAPHIC OMITTED]

                                    Exhibit B

                   Replacement for Article 17 of the Overlease
                             as incorporated herein

Default: 17.(1) If Subtenant defaults in fulfilling any of the covenants of this lease including the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if the demised premises are damaged by reason of negligence or intentional misconduct of Subtenant or any of its shareholders, officers, directors, employees, partners, agents, contractors, subcontractors, guests, invitees or visitors; or if any execution or attachment shall be issued against Subtenant or any of Subtenant's property whereupon the demised premises shall be taken or occupied by someone other than Subtenant; or if this lease be rejected under Section 365 of Title 11 of the U.S. Code (Bankruptcy Code); or if Subtenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease: then, in any one or more of such events, upon Sublandlord serving a written ten (10) days notice upon Subtenant specifying the nature of said default and upon the expiration of said ten (10) days, if Subtenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said ten (10) day period, and if Subtenant shall not have diligently commenced curing such default within such ten (10) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default [it being agreed that in the case of any failure to pay rent or additional rent (i) the aforesaid period shall be five (5) days rather than ten (10) days, and (ii) such five (5) day period shall not be subject to extension pursuant to the foregoing provision of Section 17(1)], then Sublandlord may serve a written three (3) day notice of cancellation of this lease upon Subtenant, and upon the expiration of said three (3) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Subtenant shall then quit and surrender the demised premises to Sublandlord but Subtenant shall remain liable as hereunder provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Subtenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required, then and in any of such events Sublandlord may without notice, re-enter the demised premises either by force or otherwise, and dispossess Subtenant by summary proceedings or otherwise, and the legal representative of Subtenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Subtenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

                                    Exhibit C

                         Form of Overlandlord's Consent

                               CONSENT TO SUBLEASE

     By this consent (this "Consent") dated as of July ___, 1996, P.A. BUILDING COMPANY, a New York partnership, having an office c/o Sylvan Lawrence Company, Inc., 100 William Street, New York, New York 10038 (the "Landlord"), landlord under a certain agreement of lease (the "Lease") dated September 14, 1989 between Landlord and GOLDMAN, SACHS & CO., a New York limited partnership (the "Tenant"), having an address at 85 Broad Street, New York, New York 10004 covering premises (the "Demised Premises") known as Rooms 815-825 located in the building (the "Building") known as 111 Eighth Avenue, New York, New York, hereby conditionally consents to the subletting of a portion (the "Space") of the Demised Premises (substantially as shown on the plan attached hereto as Exhibit "A") under the agreement of sublease (the "Sublease") dated July 15, 1996 between Tenant and CUNNINGHAM GRAPHICS, INC. (the "Subtenant"), having an address at 629 Grove Street, Jersey City, New Jersey 07306 for a term expiring on before December 30, 1999 expressly subject to the following terms and conditions:

     1. Neither the giving of this Consent nor anything contained in the Sublease shall (a) modify the lease, (b) increase the obligations or diminish the rights of Landlord under the Lease, (c) diminish the obligations or increase the rights of Tenant under the Lease, (d) in any way be construed as giving Subtenant any greater rights under the Sublease than Tenant way be construed as giving Subtenant any greater rights under the Sublease than Tenant would be entitled to under the Lease, or (e) bind Landlord to any of the terms or conditions of the Sublease, it being the express intention of Landlord by executing this Consent to approve only the named Subtenant and the initial term of the Sublease. Tenant and Subtenant agree that the demised Premises and/or the Space shall not be used for any purpose which is not specifically permitted under the Lease. Anything contained in the Sublease which is inconsistent with the terms and conditions of the Lease or this Content shall be deemed of no force or effect, and the terms and conditions of the Lease and this Consent shall prevail.

     2. Except as provided in Section 8 below, the giving of this Consent shall not serve to waive, and is given subject to, the requirement of obtaining Landlord's consent, which Landlord's consent Landlord may withhold in each instance in Landlord's sole discretion and judgment (expect as otherwise specifically provided for in the Lease), to (a) any further subletting of all or a portion of either the Demised Premises or the Space, or (b) any assignment of the Lease, or (c) any renewal, extension, or assignment of the Sublease, or (d) any sub-letting of all or a portion of either the Demised Premises or the Space.

     3. The giving of this Consent shall not be deemed or serve to release the named Tenant under the Lease or any successor-in-interest to the named Tenant from any liability or obligation which such Tenant or any successor-in-interest may have.

     4. In the event Landlord collects any basic rent and/or additional rent due under the Lease directly from Subtenant for any reason whatsoever, Subtenant shall be deemed to to make such payment of basic rent and/or additional rent solely as agent of and on behalf of Tenant, and Landlord shall credit any such sums collected to the account of Tenant, and the collection of such basic rent and/or additional rent shall not be deemed to be an acceptance of Subtenant as a tenant under the Lease nor shall it be deemed to release Tenant from any and all of the terms, covenants and conditions under the Lease.

     5. Landlord makes no representations whatsoever nor takes any responsibility regarding the provisions contained in the Sublease. The giving of this Consent shall not be (a) construed as granting Subtenant any rights under the Lease or (b) deemed to be a consent by Landlord to the terms and provisions of the Sublease. Nothing contained in this Consent shall be deemed to bestow upon or grant to Subtenant third party beneficiary rights under the Lease. It is expressly acknowledged, accepted and agreed that (a) this Consent is for the express purpose of permitting the Sublease pursuant to the terms contained in this Consent and (b) Subtenant has no privity of contract with nor enforceable rights against Landlord.

     6. The granting of this consent by Landlord is subject to Tenant's being free from any default under the terms and provisions of the Lease as of the date of the granting of this Consent and as of the commencement date of the Sublease.

     7. It is expressly understood and agreed that submission by Landlord of this consent for review shall confer no rights nor impose any obligations on any party unless and until Landlord, Tenant and Subtenant shall have executed this consent and duplicate originals of this Consent shall have been delivered to the respective parties to this Consent.

     8. The Sublease contains an option, on the part of Tenant as sublandlord thereunder, to sublease the balance of the Demised Premises to Subtenant; such option is exercisable at any time during the term of the Sublease. No further consent shall be required upon the exercise of said option, and this Consent shall be fully applicable thereto. Upon the exercise of said option, the term "Space" as used herein shall mean the entire Demised Premises.

                           P.A. BUILDING COMPANY (Landlord)
                           By: Sylvan Lawrence Company, Inc., Agent

                           By:
                               -------------------------------------------
                                                                     Title

ACKNOWLEDGED, ACCEPTED  AND AGREED TO:

GOLDMAN, SACHS & CO. (Tenant)

BY:
     -----------------------------------------
                                        Title

CUNNINGHAM GRAPHICS, INC. (Subtenant)

BY:  /s/ ILLEGIBLE                      Pres
     -----------------------------------------
                                        Title

                                ACKNOWLEDGEMENTS

PARTNERSHIP TENANT

STATE OF NEW YORK     )
                      )ss:
COUNTY OF NEW YORK    )

     On this _____ day of __________, 1996 before me personally came ___________ _______________________________________________, to me known, who, being duly sworn, did depose and say that he/she is a member of the partnership GOLDMAN, SACHS & CO., the partnership described in and which executed the above instrument; that he/she executed said instrument on behalf of said partnership, and that he/she had authority to so execute said instrument as the act and deed of said partnership.

                                         -------------------------------------

CORPORATION (WITH CORPORATE SEAL)

STATE OF NEW JERSEY   )
                      )ss:
COUNTY OF HUDSON      )

     On this 17 day of July , 1996 before me personally came ____________ _____________________________________________, to me known, who, being duly sworn, did depose and say that he/she resides at ____________________________; that he/she is the _________________________ of CUNNINGHAM GRAPHICS, INC., the corporation described in and which executed the above instrument; that he/she executed said instrument on behalf of said corporation; that the seal affixed to said instrument is such corporate seal; that said seal was so affixed by order of the Board of Directors of said corporation, and he/she signed his/her name to said instrument by order of the Board of Directors of said corporation.



                                        /s/ ILLEGIBLE
                                        -------------------------------------
       /s/ Carmen A. Ocello
         CARMEN A. OCELLO
   NOTARY PUBLIC OF NEW JERSEY
My Commission Expires May 16, 1998

                                    Exhibit D

                                  The Overlease

================================================================================
                           Modified FORM OF LOFT LEASE
                     The Real Estate Board of New York, Inc.
================================================================================

Agreement of Lease, made as of this 14 day of September 1989, between

     P.A. BUILDING COMPANY, a New York partnership, having an office c/o Sylvan Lawrence Company, Inc., 100 Williams Street, New York, New York 10038 party of the first part, hereinafter referred to as LANDLORD, and

     GOLDMAN SACHS & CO., a NEW YORK LIMITED PARTNERSHIP, HAVING AN OFFICE AT 85 BROAD STREET, NEW YORK, NEW YORK 10004
                     party of the second part, hereinafter referred to as TENANT

Witnesseth: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord

                                  Rooms 815-825

     (Substantially as indicated on the Plan attached as Exhibit "A") in the building known as 111 8th Avenue (sometimes hereinafter called the "Building") in the Borough of Manhattan, City of New York, for the terms of ten (10) years, Four (4) Months (or until such term shall sooner cease and expire as hereinafter provided) to commence on the

        1st day of September nineteen hundred and eighty-nine, and to end on the 31st day of December nineteen hundred and ninety-nine both dates inclusive, at an annual rental rate of TWO HUNDRED FIFTY EIGHT THOUSAND FIVE HUNDRED FORTY DOLLARS ($258,540) PER ANNUM FROM 9/1/89 TO AND INCLUDING 8/31/94; TWO HUNDRED EIGHTY THOUSAND AND EIGHTY FIVE DOLLARS ($280,085) PER ANNUM FROM 9/1/94 TO AND INCLUDING 12/31/99

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successor and assigns, hereby covenant as follows:

1. RENT

     Tenant shall pay the rent as above and as hereinafter provided.

2. OCCUPANCY

     Tenant shall use and occupy demised premises in connection with Tenant's financial services business for general offices and printing and for no other purpose.

3. ALTERATIONS:

     Tenant shall make no changes in or to the demised premises of any nature without Landlord's prior written consent. Subject to the prior written consent of Landlord (REF 1) and to the provisions of this article, Tenant at Tenant's expense may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines (REF 1A) in or to the interior of the demised premises by using contractors or mechanics first (REF 1B) approved by Landlord. All fixtures and all paneling partitions, railings and like installations, installed in the premises at any time either by Tenant or by Landlord in Tenant's behalf (REF 2) shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the demised premises unless Landlord, by notice to Tenant no later than (REF 3) days prior to the date fixed as the termination of this lease, elects to relinquish Landlord's right thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Landlord. Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense. Tenant shall before making any alterations, additions, installations, or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such merchants, approvals and certificates to Landlord; and (REF 3A) (Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, several liability personal and property damage insurance, as Landlord may (REF 4) require. (REF 5)

4. REPAIRS:

     Landlord shall maintain and repair the public portions of the building, both exterior and interior. (REF 1) Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein and at Tenant's sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolesence and damage from the elements, fire or other casualty, excepted. Notwithstanding the foregoing, all damage or injury to the demised premises or to any other part of the building, or to the structures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant. Tenant's servants, employees, invitees or licensees, shall be repaired promptly by Tenant at its sole cost and expense, to the satisfaction of Landlord reasonably exercised. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails after (REF 2) to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Landlord at the expense of Tenant and the (REF 3) expenses thereof incurred by Landlord shall be collectible as additional rent after rendition of bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Landlord. Tenant shall give Landlord prompt notice of any defective condition in an plumbing, heating system or electrical lines located in, servicing or passing through the demised premises and following such notice, Landlord shall remedy the condition with due diligence but at the expense of Tenant if repairs are necessitated by damage or injury attributed to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a declaration of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or other making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provision of this
Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereto.

5. WINDOW CLEANING:

     Tenant will not clean nor require any windows in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

6. REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS:

     Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations, all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to it


                                                             PLEASE INITIAL
                                                             /s/ ILLEGIBLE
and all orders, rules and regulations of the New York Board of Fire Underwriters or any similar body which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises whether or not arising out of Tenant's use or manner of use thereof, or with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Landlord to Landlord's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorneys' fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Landlord, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Landlord may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Landlord to any liability or responsibility to any person or for property damage, nor shall Tenant keep anything in the demised premises except as now or hereafter permitted by the Fire Department Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as to not increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that (REF 1) in effect. Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises. (REF 2) Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance.

7. SUBORDINATION:

     This lease is subject and subordinate to all ground or underlying leases and all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying leasee or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request. (REF 1)

8. PROPERTY - LOSS, DAMAGE, REIMBURSEMENT, INDEMNITY:

     Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent (REF 1) if such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administration Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Landlord may designate. Tenant shall indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Landlord in writing, such approval not to be unreasonably withheld.

9. DESTRUCTION, FIRE AND OTHER CASUALTY:

     (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided. (d) (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then, in any of such events, Landlord may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control. After any such casualty, Tenant shall cooperate with Landlord's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. (REF 1) Tenant's liability for rent shall resume five (5) days after written notice from Landlord that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance, and also, provided that such a policy can be obtained without additional premiums. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and/or furnishing or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

10. EMINENT DOMAIN:

     If the whole or any part of the demised premise shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

11. ASSIGNMENT, MORTGAGE, ETC.:

     Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage, or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance. (REF 1) If this lease be assigned or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting.

12. ELECTRIC CURRENT+:

     Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at any times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Landlord's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Landlord liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

13. ACCESS TO PREMISES:

     Landlord or Landlord's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Landlord may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under the lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Landlord use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein. Landlord may, during the progress of any work in the demised premises, take any necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abate-
-----------------
+ Rider to be added if necessary.

                                                             PLEASE INITIAL
                                                             /s/ ILLEGIBLE
ment of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the terms hereof Landlord shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building and during the last six months of the term for the purpose of showing the same to prospective tenants and may during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Landlord shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known. (REF 1)

14. VAULT, VAULT SPACE, AREA:

     No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding Landlord makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

15. OCCUPANCY:

     Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Landlord's work, if any. In any event, Landlord makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record.

16. BANKRUPTCY:

     (a) If at the date fixed as the commencement of the term of this lease or if at any time during the term hereby demised there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within 60 days thereof, Tenant fails to secure a dismissal thereof, or if Tenant makes an assignment for the benefit of creditors or petition for or enter into an arrangement, this lease, at the option of Landlord, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated by written notice to the Tenant (but if any of such events occur prior to the commencement date, this lease shall be ipso facto cancelled and terminated) and whether such cancellation and termination occur prior to or during the term, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of any order of any court, shall be entitled to possession or to remain in possession of the premises demised but shall forthwith quit and surrender the premises, and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this lease contained or by virtue of any statute or rule of law, may retain as liquidated damages, any rent, security deposit or moneys received by him from Tenant or others in behalf of Tenant. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any instalment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such instalment was payable shall be discounted to the date of termination at the rate of four per cent (4%) per annum. If such premises or any part thereof be re-let by the Landlord for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

17. DEFAULT:

     (1) If Tenant defaults in fulfilling any of the covenants of this lease, including the covenants for the payment of rent or additional rent, or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant or if Tenant shall make default with respect to any other lease between Landlord and Tenant, then, in any one or more of such events, upon Landlord serving a written (REF 1) days notice upon Tenant specifying the nature of said default and upon the expiration of said (REF 1) days, if Tenant shall have failed to comply with or remedy such a default, or if the said default or omission complained of shall be of nature that the same cannot be completely cured or remedied with said (REF 1) day period, and if Tenant shall not have diligently commenced curing such default within such day period, and has not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written three (3) days notice of cancellation of this lease upon Tenant, and upon the expiration of said three
(3) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given and the term shall expire as aforesaid: Landlord may, without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant or demised premises and remove their effects and hold the premises if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Landlord may cancel and terminate such renewal or extension agreement by written notice. (REF 2)

18. REMEDIES OF LANDLORD AND WAIVER OF REDEMPTION:

     In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the demised premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, in putting the demised premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, replacements, and/or decorations of the demised premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, or the making of such alterations, repairs, replacements, and/or decorations, shall not operate or be construed to release Tenant from liability hereunder, aforesaid Landlord shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Landlord hereunder. In the event of a breach or threatened breach the Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at labor or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

19. FEES AND EXPENSES:

     If tenant shall default in the observance or performance of any term or covenant on tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, landlord may immediately or at any time thereafter and without notice perform the obligation of tenant thereunder, and if landlord, in connection therewith or in connection with any default by tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorneys' fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by tenant to landlord within five
(5) days of rendition of any bill or statement to tenant therefor, and tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable to landlord as damages.

20. NO REPRESENTATIONS BY LANDLORD:

     Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the building, the land upon which is erected or the demised premises, the rents, leases, ex-


                                                             PLEASE INITIAL
                                                             /s/ ILLEGIBLE
penses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. (REF 1) All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

21. END OF TERM:

     Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire noon on the preceding business day.

22. QUIET ENJOYMENT:

     Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

23. FAILURE TO GIVE POSSESSION:

     If Landlord is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of the possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

24. NO WAIVER:

     The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

25. WAIVER OF TRIAL BY JURY:

     It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

26. INABILITY TO PERFORM:

     This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

27. BILLS AND NOTICES:

     Except as otherwise in this lease provided, a bill, statement, notice or communication which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing. (REF 1) Any notice by Tenant to Landlord must be served by registered or certified mail addressed to Landlord at the address first hereinabove given or at such other address as Landlord shall designate by written notice.

29. SPRINKLERS:

     Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government require or recommend the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, Tenant shall, at Tenant's expense promptly make such sprinkler system installations, changes, modification, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Landlord as additional rent the (++) sum of $200.00 on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory services.

30. ELEVATORS, HEAT, CLEANING:

     As long as Tenant is not in default under any of the covenants of this lease Landlord shall: (a) provide necessary elevator facilities on business days *from 8 a.m. to 6 p.m. (b) furnish heat to the demised premises, where and as required by law, on business days *from 8 a.m. to 6 p.m.** (c) at Landlord's expense cause to be kept clean the public halls and public portions of the building, which are used in common by all tenants; (REF 1A) Tenant shall at Tenant's expense, keep the demised premises clean and in order, to the satisfaction of Landlord, and for that purpose shall employ the person or persons, or corporation approved by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Landlord to Tenant at such time as Landlord may elect and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Landlord. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Landlord, are necessary for the proper operation of the building. Landlord reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall

----------
(++) Space to be filled in or deleted.

* (i.e., Mondays through Fridays, Federal, State, City and Building union holidays excepted)

**   and freight elevator service on business days from 8 a.m. to 7 p.m.


                                                             PLEASE INITIAL
                                                             /s/ ILLEGIBLE
have been completed and Landlord shall have no responsibility or liability for failure to supply heat, elevator, plumbing and electric service, during said period or when prevented from so doing by strikes, accidents or by any cause beyond Landlord's control, or by laws, orders or regulations of any Federal, State or Municipal Authority, or failure of coal, oil or other suitable fuel supply, or inability by exercise of reasonable diligence to obtain coal, oil or other suitable fuel. If the building of which the demised premises are a part supplies manually operated elevator service, Landlord may proceed with alterations necessary to substitute automatic control elevator service upon ten
(10) days written notice to Tenant without in any way affecting the obligations of Tenant hereunder, provided that the same shall be done with the minimum amount of inconvenience to Tenant, and Landlord pursues with due diligence the completion of the alterations.

     If Tenant, requires or uses (REF 1) elevator facilities for more extended hours or on Saturdays, Sundays or on Federal, State, City and Building union holidays, Landlord (REF 2) furnish the same at Tenant's expense (REF 3) Landlord shall have no responsibility or liability for (REF 4) to supply the services described herein. (REF 5)

32. CAPTIONS:

     The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

33. DEFINITIONS:

     The term "Landlord" as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed an construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lease of the building, or of the land and building, that the purchaser or the leasee of the building, or of the land and building, that the purchaser or the leasee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 30 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

34. ADJACENT EXCAVATION SHORING:

     If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing, such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

35. RULES AND REGULATIONS:

     Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agent, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulations upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Landlord within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. (REF 1)

36. GLASS:

     Landlord shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Landlord may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Landlord. Bills for the premiums therefor, shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

37. SUCCESSORS AND ASSIGNS:

     The covenants conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

     RIDERS CONTAINING ARTICLES "38" THROUGH "77" INCLUSIVE ARE ANNEXED HERETO AND MADE A PART HEREOF.

     In Witness Whereof, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                       P.A. Building Company
                                       By:  Sylvan Lawrence Company, Inc., Agent

Witness for Landlord:                  ____________________________________

                                       By: /s/ ILLEGIBLE [L.S.]
--------------------------------           --------------------------------
                                                                   Title

Witness for Tenant:                    GOLDMAN SACHS & COMPANY      [L.S.]

/s/ Lynn Holly Fodor                   By: /s/ David A. George
--------------------------------           --------------------------------

________________________________       FEDERAL I.D. #______________________

Address of Whitness


           LYNN HOLLY FODOR
   Notary Public, State of New York
          No. 43-01FO4876815
     Qualified in Richmond County
Certificate Filed in New York County
Commission Expires November 10, 1990

*equal per annum to the lesser of (i) 105% of Landlord's (REF 1) or (ii) 100% of Landlord's (REF 1) plus $6,463.50 and sales taxes. (REF 2)

**Landlord's

38. ELECTRICITY

     (a) Tenant agrees to purchase from Landlord or from a meter company designated by Landlord, all electric current consumed, used or to be used in the demised premises. Tenant shall pay the Landlord for any given bill period for such electric current at the rate. The amount to be paid by Tenant for current consumed shall be determined by meter or meters on the premises or installed by Landlord at ** sole cost and expense and billed according to each meter. Bills for current consumed by Tenant and for Tenant's proportionate share of common halls and common lavatories on the floor containing the demised premises which Tenant hereby agrees to pay, shall be rendered by Landlord, or the meter company, to Tenant at such time as Landlord may elect, and shall be deemed to be, and be paid as additional rent within (REF 3) days' rendition of any such bill. Landlord shall have the right, in the event of any non-payment by the Tenant of any such bills within said (REF 3) days' period after rendition of any such bill to discontinue and cut off the use of electric current to Tenant without further notice, without releasing Tenant from any liability under this lease, and without Landlord or the said meter company incurring any liability for any damage caused by such discontinuance of service. Tenant's proportionate share (REF 4) of the current consumed in the common halls and common lavatories on the floor containing the demised premises shall be fixed by apportioning the total current consumed in such halls and lavatories on the floor containing the demised premises, it being understood that if Tenant occupies the entire floor, Tenant shall pay for all the current consumed in all the halls and lavatories on the said floor. Tenant further agrees, on demand by Landlord or the meter company, (REF 5) to deposit with Landlord or with the meter company designated by Landlord a cash deposit sufficient in Landlord's reasonable opinion to secure payment of the electric consumed by Tenant in the demised premises. No current shall be furnished until the equipment of Tenant has been approved (REF 6)by the proper public authorities, the New York Board of Fire Underwriters and the New York Fire Insurance Exchange or similar organization having jurisdiction, and no changes shall be made in such equipment without the consent of (REF 7) Landlord. Tenant shall make no changes and/or additions to the electrical equipment, wiring and/or appliances in the demised premises, without the written consent of Landlord (REF 7) first had and obtained. Rigid conduit only will be allowed by Landlord for exposed work. If, in Landlord's sole opinion, Tenant's installation overloads any riser or risers, and/or switch or switches, in the building of which the demised premises are a part, Tenant will, at Tenant's sole cost and expense, promptly provide and install in conformity with law and all applicable provisions of this lease (including, but not limited to, Articles 3 and 6 hereof) an additional riser or risers, and/or any or all switch or switches, that may be necessary; but no riser or risers, and/or switch or switches may be installed without Tenant first obtaining the prior written consent of Landlord. Any tax now in effect or hereinafter imposed upon Landlord's receipts from the sale or resale of electrical energy to Tenant by any Municipal, State or Federal agency shall be passed on to Tenant and included in the bill of and paid by Tenant to Landlord or meter company designated by Landlord.

     In the event that the "submetering" of electric current in the building containing the demised premises is hereafter prohibited by any law hereinafter enacted, or by any order or ruling of the Public Service Commission of the State of New York, or by any judicial decision of any appropriate court, or if for any other reason Landlord, in its sole and arbitrary decision, elects to terminate the practice of submetering the (REF 8), Tenant will, at the request of Landlord, apply within (REF 9) days to the appropriate public service corporation servicing the building containing the demised premises for electric service, and comply with all rules and regulations of such Public Service Corporation pertinent thereto and Landlord and/or the meter company therefore designated by Landlord shall be relieved of any further obligation to furnish electric current to Tenant pursuant to this paragraph. (REF 10) The Landlord may, however, if it so elects, furnish unmetered electric current to Tenant, and Tenant shall pay therefor (and for electric current consumed in the common halls and common lavatories all to the extent as hereinbefore provided) to Landlord or Landlord's designated agent on the first day of the month next following such furnishing of unmetered current, and monthly thereafter during the term of this lease, so long as unmetered electric current is furnished to the Tenant, a sum equal to one-twelfth of the bills paid by the Tenant for electric current consumed in the demised premises for the twelve month period immediately preceding the month in which the furnishing of unmetered electric current to the Tenant is commenced by the Landlord, and/or as estimated from time to time by the Landlord's utility consultant, as herein provided, and automatically on the first day of the month following such furnishing of unmetered current, the annual rent payable by Tenant shall be deemed and be increased by an amount equal to twelve (12) times such monthly sum (subject to future increases in the event that there is any increase in any of the electric rate schedules;) it being understood that Tenant will not install or use any electrically operated equipment, machinery or appliances which were not in use in the demised premises during the said prior twelve month period, nor shall Tenant make any changes in the wiring in the demised premises without the written consent of Landlord first obtained. (REF 11)

     In the event (REF 12) any additional electrically operated equipment is installed in the demised premises by Tenant, or if Tenant shall increase its hours of operation, or if the rate or charges by the utility company supplying electric current to Landlord are increased after the date thereof, then and in any of such events the rent shall be increased accordingly on account of such additional electric current consumed by such newly installed electrically operated equipment and/or increase in Tenant's hours of operation, and/or account of such increased rates or charges to Landlord for electricity supplied by the utility company. The amount of such rent increase shall be determined solely by Landlord's utility consultant. Tenant shall pay the amount of such rent increase or increases retroactively to the date of the installation of all newly installed electrically operated equipment and/or to the date when the increased rate or charges to Landlord from the utility company becomes effective and/or to the date of any increase in Tenant's hours of operation, as the case may be, such amount to be paid promptly upon billing therefore by Landlord. (REF
13)

     In the event permission is granted to Tenant by the landlord for direct service from the utility company, (REF 14) sole cost and expense in compliance with all law (REF 14a) furnish and install all risers, service wiring, switches meter equipment and meters that may be necessary for such installation, and (REF
14) cost and expense (REF 14a) maintain and keep in good repair all such riser, risers, wiring and/or switch or switches, meter equipment and/or meter or meters.

     (c) Anything to the contrary notwithstanding, if at any time the Landlord elects to sell electricity from any source whatsoever to the Tenant, then, in such event, Tenant agrees to (REF 15) discontinue the purchase of electric service within 10 days from the Public Service Company servicing the part of the city where the building is located, or from any other source and to sign any release, or necessary papers required by said utility company for the discontinuance of electric service, and Tenant agrees to purchase from Landlord or from a meter company designated by Landlord, all electric current consumed in the demised premises at the rate and upon the same terms and conditions set forth in the first paragraph of this clause, and to comply otherwise in all respects with the terms and covenants of all applicable provisions of this Article. (REF 16)

     (d) Wherever reference is made in this Article to rate(s) or charge(s) (of the public utility supplying electricity to the Building) or to increases in such rates or charges, the words rates or charges shall be deemed to include without limitation, any and all (including any new or additional): (i) kilowatt hours of energy charge; (ii) kilowatts of demand charge; (iii) fuel adjustment charge; (iv) transfer adjustment charge; (v) utility tax; (vi) sales tax; (vii) any time of day rate changes or other methods of billing as may be instituted by the utility company; and (viii) any and all other charges and taxes required to be paid by Landlord to the utility company.

     (e) In no event shall the additional rent charge made to Tenant pursuant to this article for electricity supplied to the demised premises be less than Landlord's actual cost therefor.

     (REF 17)

                                                             PLEASE INITIAL
                                                             /s/ ILLEGIBLE

39. OPERATING EXPENSE ESCALATION INDEX

     The basic annual rent reserved in the within lease shall be adjusted from time to time in the manner provided by the within Article, as follows:

     (a) The term "Wage Rate" and the term "Base Wage Rate," as used in this Article are hereby respectively defined, as follows:

          "Wage Rate shall mean the minimum regular hourly wage rate plus all other sums required to be paid to or for the benefit of (REF 1) engaged in the general maintenance and operation of Class A office building (whether or not porters are employed in the Building and irrespective of whether or not the Building is a Class A office building) pursuant to a collective bargaining agreement between the Realty Advisory Board on Labor Relations, Inc. (or any successor thereto) and Local 32B of the Building Service Employees International Union AFL-CIO (or any successor thereto). The Wage Rate shall include but not be limited to sums paid for pensions, welfare fund, vacations, bonuses, social security, unemployment, disability benefits, health, life, accident and other types of insurance or benefits. The Wage Rate is intended to be a substitute comparative index of increased economic costs and is not intended to reflect the actual costs of wages and other expenses for the Building. If any such agreement is not entered into, or such parties or their successors shall cease to bargain collectively or if the Class A category, as defined by said union agreement, is eliminated and not replaced by a corresponding designation then the Wage Rate shall be the minimum regular hourly wage rate and other sums as aforesaid payable to or for the benefit of porters engaged in the maintenance and operation of the Building and payable by either Landlord or the contractor furnishing such services, but not in excess of (or in the event there are no such porters engaged in the maintenance and operation of the Building, then such Wage Rate shall be) the generally accepted hourly minimum rate of wages and other sums as aforesaid payable to or for the benefit of porters engaged in the general maintenance and operation of the first class office buildings in the Borough of Manhattan, City of New York.

     The term "Base Wage Rate" shall mean the Wage Rate aforesaid in effect (REF
2) on December 31, 1990.

     (b) If the Wage Rate shall be changed at any time after (REF 3) and shall be greater than the Base Wage Rate, then, effective from the date of such (REF
3A) the Wage Rate, the basic annual rent payable under this Lease shall be increased (REF 4) by an amount equal to the product of the number of percentage points (including any fraction of a percentage point) by which the Wage Rate shall exceed (REF 5) the Base Wage Rate, multiplied by the factor .005, multiplied by the basic annual rent in effect immediately prior to such increase (REF 6) in the Wage Rate. (REF 7)

     As an illustration of the foregoing: assuming that the Wage Rate was increased by 4.5% over the Base Wage Rate and assuming (for purposes of this illustration) that the basic annual rent in effect immediately prior to the date of such increase was $1,000.00 per annum, then such basic annual rent would be increased, effective as of the date of such increase in the Wage Rate, by an amount computed as follows:

     4.5 X .005 = .0225 x $1,000.00 = $22.50

     (c) Landlord shall notify Tenant whether or not an adjustment in the basic annual rent pursuant to this article is due and, if so, the amount thereof and the details of the computation thereof. The statement thus furnished to Tenant shall constitute a final determination as between Landlord and Tenant as to the Operating Expense Escalation for the periods represented thereby unless Tenant within twenty (20) days after they are furnished shall give a written notice to Landlord that it disputes their accuracy or their appropriateness, which notice shall specify the particular respects in which the statement is inaccurate or inappropriate. Such adjustment to basic annual rent shall commence as of the effective date of such (REF 8) in the Wage Rate, and all monthly installments of such shall reflect one-twelfth of the annual amount of such adjustment until a new adjustment becomes effective pursuant to the terms of this Article. In the event notification of such (REF 8) is given to Tenant subsequent to the effective date of such (REF 8) Tenant shall pay to Landlord the amount of any such monthly increases (within (REF 8A) days after being billed therefor) which would have been payable prior to such billing. If notification and billing had occurred prior to the effective date of such increase adjustment to basic annual rent. (REF 9) Any such adjustment for less than a year or for less than a month shall be prorated and in the event any change in the Wage Rate shall be made retroactive, (REF 10) Tenant shall pay Landlord the amount of such retroactive adjustment within (REF 11) days after being billed therefor.

40. REAL ESTATE TAX ESCALATION

     In addition to the basic annual rent hereinbefore reserved, Tenant covenants and agrees to pay to landlord as additional rent, sums computed in accordance with the following provisions:

     (a) "Taxes" shall mean all real estate taxes, assessments, governmental levies, county taxes or any other governmental charge, general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind or nature whatsoever, which are or may be assessed or imposed upon the building in which the demised premises are located, the land underlying same and the sidewalks, plazas, streets and alleys in front of or adjacent thereto, including any tax, excise or fee measured by or payable with respect to any rent or mortgage and levied against Landlord and/or the land and/or building and/or against the holder of any mortgage affecting said land or building (REF 1) under the laws of the United States, the State of New York or any political subdivision thereof or by the City of New York, as a substitute or addition in whole or in part for taxes presently or hereafter imposed on the land and building or resulting from or due to any change in the method of taxation provided that any such substitute tax on rent shall be considered as if the rent were the only income of Landlord but excluding (REF 2) any income, franchise, corporate, estate, inheritance, succession, capital stock or transfer tax levied on Landlord or the holder of any such mortgage.

     (b) "Tax Year" shall mean every twelve-month consecutive period commencing (REF 3) each July 1 during the term of this Lease.

     (c) "Tenant's Proportionate Share" shall be deemed to be .94%.

     (d) "Basic Tax" shall mean the real estate taxes imposed on the Building containing the demised premises and on the land on which the Building is located for the fiscal year July 1, 1989 to June 30, 1990. If the Basic Tax shall subsequently be adjusted, corrected or reduced, whether as the result of protest, by means of agreement or as the result of legal proceedings, the Basic Tax for the purpose of computing any additional rent payable pursuant to this Article shall be the Basic Tax as so adjusted, corrected or reduced. Until the Basic Tax is so adjusted, corrected or reduced, if ever, Tenant shall pay additional rent hereunder based upon unadjusted, uncorrected or unreduced Basic Tax and upon such adjustment, correction or reduction occurring, and additional rent paid by Tenant prior to the date of such occurrence shall be recomputed and Tenant shall pay to Landlord any additional rent found due by such recomputation within ten (10) days after being billed thereof (which bill shall set forth in reasonable detail the pertinent date causing and comprising such recomputation). The statement thus furnished to Tenant shall constitute a final determination as between Landlord and Tenant as to the Real Estate Tax Escalation for the periods represented thereby unless Tenant within twenty (20) days after they are furnished shall give a written notice to Landlord that it disputes their accuracy or their appropriateness, which notice shall specify the particular respects in which the statement is inaccurate or inappropriate.

     (e) If the Taxes for any Tax Year shall be greater than the Basic Tax, then Tenant shall pay to Landlord as additional rent an amount equal to Tenant's Proportionate Share of the increase over the Basic Tax. If the commencement date of this Lease shall occur during any Tax Year, or if the term of this Lease shall expire or be terminated during any Tax Year, such amount shall be pro-rated. Landlord shall bill Tenant for any additional rent payable by Tenant pursuant to this Article, such bill to set forth in reasonable detail the computation of additional rent hereunder which shall be payable by the Tenant to the Landlord in installments in the same manner that such Taxes are payable by the Landlord to the City of New York pursuant to law, commencing with July 1, 1990.

     (f) If the Taxes for any Tax Year for which Tenant shall have paid additional rent pursuant to this Article shall be adjusted, corrected or reduced whether as the result of protest of any tentative assessment, or by means of agreement, or as the result of legal proceedings, the additional rent becoming due in said Tax Year pursuant to this Article shall be determined on the basis of said corrected, adjusted or reduced Taxes. If Tenant shall have paid any additional rent pursuant to this Article for such Tax Year prior to any said adjustment, Landlord shall credit or refund to Tenant any excess amount thus paid as reflected by said adjusted Taxes, less Tenant's pro rata share of any cost, expense or fees (including experts' and attorneys' fees) incurred by Landlord in obtaining said tax adjustment. If said tax adjustment shall occur prior to Tenant's payment of any said Taxes due hereunder as additional rent, Tenant shall pay, as further additional rent, a proportionate share of any cost, expenses or fees (including experts' and attorneys' fees) incurred by Landlord in obtaining said tax adjustment. Any payments, credits or refunds due hereunder for any period of less than a full Tax Year at the commencement or end of the term of this Lease, or because of any change in the area of the demised premises shall be equitably prorated to reflect such event.

     (g) If the fiscal tax year or the method of tax payment shall hereafter be changed, appropriate adjustment of the foregoing provisions shall be made accordingly to reflect any such changes.

     (h) Tenant shall pay to Landlord any occupancy tax, rent tax and any other tax of similar nature or intent now in effect or hereafter enacted (REF 4) if the taxing authority shall enact law making same payable by Landlord in the first instance. Such tax shall be paid to Landlord as additional rent upon demand.

                                                              PLEASE INITIAL:
                                                            |_|            |_|
                                                          Landlord        Tenant

                                                                            9/87

41. ASSIGNMENT, SUBLETTING, MORTGAGING

     (a) Tenant will not by operation of law or otherwise, assign, mortgage or encumber this Lease, nor sublet or permit the demised premises or any part thereof to be used by others, without Landlord's prior express written consent in each instance. The consent by Landlord to any assignment or subletting shall not in any manner be construed to relieve Tenant from obtaining Landlord's express written consent to any other or further assignment or subletting nor shall any such consent by Landlord serve to relieve or release Tenant from its obligations to fully and faithfully observe and perform all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

     (b) If Tenant shall desire to assign or to sublet all or any portion of the demised premises, Tenant shall give notice thereof to Landlord and in said notice shall set forth. (REF 1) After receipt of such notice from Tenant, Landlord shall have the following options to be exercised within (REF 1A) days from the receipt of Tenant's notice.

          (i) In the event Tenant's notice is of Tenant's desire to make an assignment or a subletting of all or substantially all of the demised premises Landlord shall have the option to cancel and terminate this Lease which option shall be exercised (REF 1B) within the aforesaid (REF 1A) day period and (REF 1C) the term of this Lease shall cease and expire with the same force and effect as if such date were originally provided herein as the expiration of the term hereof.

          (ii) In the event Tenant's notice is of Tenant's desire to make a subletting for less than all or substantially all of the demised premises, Landlord shall have the option, to be exercised within said (REF 1A) day period, of canceling and terminating this Lease only as to such portion of the demised premises. (REF 1D) In the event Landlord exercises its option under this subparagraph (ii) the rent and all other charges payable hereunder shall be equitably adjusted and apportioned. (REF 2)

     If Landlord shall not exercise its foregoing option within the time set forth (REF 3) its consent to any such proposed assignment or subletting shall not be unreasonably withheld or unduly delayed, provided, however, that Landlord may withhold consent thereto if in the exercise of its sole judgment it determines that:

          (i) The financial condition and general reputation of the proposed assignee or subtenant are not consistent with the extent of the obligation undertaken by the proposed assignment or sublease.

          (ii) The proposed use of the demised premises is not appropriate for the Building or in keeping with the character of the existing tenancies or permitted by Tenant's Lease. (REF 3A)

          (iii) The nature of the occupancy of the proposed assignee or subtenant will cause an excessive density of employees or traffic or make excessive demands on the Building's services or facilities or in any other way lessen the character of the Building.

          (iv) The Tenant proposes to assign or sublet to one who at the time is a tenant or occupant of premises in the Building of which the demised premises are a part (or to a subsidiary or related entity of such a tenant or occupant) or to one with whom Landlord or its agent are actively negotiating for space in the Building.

          (v) The Tenant has advertised that Tenant is willing to assign or sublet all or a portion of the demised premises at a rental rate less than the rental rate Landlord is then asking for other space in the Building or less then market rental rate.

     In the event Landlord should withhold or delay its consent to any proposed assignment or sublease, the sole remedy of Tenant shall be to institute action for specific performance if Tenant believes that such withholding or delaying of consent was unreasonable and Tenant hereby expressly waives any claim for monetary damages by reason of such withholding or delaying of consent by Landlord.

     (d) Further, and as a condition of Landlord's consent to any assignment or subletting:

          1. Tenant at the time of requesting Landlord's consent shall not be in default in the payment of any rent, additional rent, or other sums or charges provided to be paid by Tenant hereunder and further that Tenant is not then in material default otherwise under this Lease;

          2. That each assignee of this Lease shall assume in writing all of the terms, covenants and conditions of this Lease on the part of Tenant hereunder to be performed and observed.

          3. That an original or duplicate original of the instrument of assignment and assumption or the sublease agreement shall be delivered to Landlord within five (5) days following the making thereof; and

          4. That any instrument of sublease shall specifically state that each sublease is subject to all of the terms, covenants and conditions of this Lease.

     If Tenant shall duly comply with all of the foregoing then, as aforesaid, Landlord shall not unreasonably withhold or unduly delay its consent to such assignment or subletting, provided further, however, and on condition that at the time or requesting Landlord's consent Tenant shall pay to Sylvan Lawrence Company, Inc. the sum of $250 as a processing fee for each assignment and/or subletting.

     (e) It is agreed that if Landlord shall not exercise any of its foregoing options and shall consent to such assignment or subletting, and Tenant shall thereupon assign this Lease or sublet all or any portion of the demised premises, then and in that event Tenant shall pay to Landlord, as additional rent, (i) in the event of an assignment, 50% of the amount of monies, if any, which the assignee has agreed to and does pay to Tenant in consideration of the making of such assignment less however all out of pocket costs actually incurred by Tenant in connection with the making of such assignment, including but not limited to any (REF 4) brokerage fees, advertising and alteration costs: and
(ii) in the event of a subletting, 50% of (x) the amount, if any, by which the fixed basic rent and additional rent payable by the sublessee to Tenant shall exceed the fixed basic rent plus additional rent allocable to that part of the demised premises affected by such sublease pursuant to the provisions of this Lease, plus (y)the amounts, if any, payable by such sublessee to Tenant pursuant to any side agreement as consideration (partial or otherwise) for Tenant making such subletting. (REF 5) Such additional rent payments shall be made monthly within (REF 6) days after receipt of the same by Tenant or within (REF 6) days after Tenant is credited with the same by the assignee or sublessee. (REF 7) At the time of submitting the proposed assignment or sublease to Landlord, Tenant shall certify to Landlord in writing whether or not the assignee or sublessee has agreed to pay any monies to Tenant in consideration of the making of the assignment or sublease other than as specified and set forth in such instruments, and if so Tenant shall certify the amounts and time of payment thereof in reasonable detail.

     (f) If this Lease shall be assigned, or if the demised premises or any part thereof be sublet or occupied by any person or persons other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant and apply the net amount collected (which may be treated by Landlord as rent or as use and occupancy) to the rent herein reserved but no such assignment, subletting, occupancy or collection of rent shall be deemed a waiver of the covenants in this Article, nor shall it be deemed acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the full performance by Tenant of all the terms, conditions and covenants of this Lease.

     (g) Each permitted assignee or transferee shall assume and be deemed to have assumed this lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent, additional rent and adjustment of rent, and for the due performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this Lease and any

PLEASE INITIAL:   |_|  Landlord       |_|  Tenant
renewals and modifications hereof. No assignment shall be binding on Landlord unless, as hereinbefore provided, such assignee or Tenant shall deliver to Landlord a duplicate original of the instrument of assignment which contains a covenant of assumption by the assignee of all of the obligations aforesaid and shall obtain from Landlord the aforesaid written consent prior thereto. Any assignment, sublease or agreement permitting the use and occupancy of the premises to which Landlord shall not have expressly consented in writing shall be deemed null and void and of no force and effect.

     (h) Any sale, transfer or assignment of a majority of the issued and outstanding stock of a corporate tenant shall be deemed an assignment of this lease. (REF 8)

     (i) Notwithstanding anything to the contrary contained in this Article, Tenant, without (REF 9), shall have the right to assign this Lease to any (REF
10) (REF 11) to enter into a sublease of all or part of the demised premises to any such (REF 12) subject however to Tenant's compliance with all of the provisions of subparagraph (d) hereof, upon which occurring (REF 13) such assignment or subletting and provided further (REF 14) that any such assignee or sublessee shall continue to use the demised premises for the purposes set forth in Article 2 only, for the remainder of the term of this Lease. (REF 15)

     (j) Notwithstanding anything to the contrary contained in this Article, Tenant's right to assign this lease or sublet all or a portion of the demised premises, and the enforceability against Landlord of Landlord's consent to any such assignment or subletting, shall be subject to Tenant's delivering to Landlord, simultaneously with the execution of any such assignment or sublease, (REF 16) a release of liens against the Building (REF 17) executed by any broker(s) (i) with whom Tenant shall have worked in connection with any such assignment or sublease or (ii) who are or who claim to be, in whole or in part, responsible for any such assignment or sublease (REF 18). Tenant further agrees to promptly effect and timely pay for all costs of the removal of any broker's liens which are placed on the Building at any time in connection with any such assignment or subletting (or promptly make reimbursement to Landlord in the event Landlord chooses to directly effect such removal). The provisions contained in this subparagraph (j) shall survive the expiration or sooner termination of this Lease. Tenant's failure to comply with the provisions contained in this subparagraph (j) shall be deemed to be a material default under this Lease, entitling Landlord to all of the remedies provided for under this Lease for default, including but not limited to Landlord's right to terminate this Lease in the event thereof.


PLEASE INITIAL:   |_|  Landlord       |_|  Tenant


10/83

42.  INSURANCE

     Tenant, throughout the term hereof, shall maintain in full force and effect for the benefit of and naming Landlord, Landlord's agent and Tenant as parties insured therein (REF 1) general public liability insurance, including without limitation, umbrella liability coverage against claims for personal injury, death or damage to property occurring in, on, or about the demised premises, with limits of not less than $1,000,000 for personal injury or death of one person and $3,000,000 arising out of one occurrence, and $100,000 for property damage or such other insurance as Landlord may reasonably require.

     The insurance required hereunder shall be issued by an insurance company licensed to do business in the State of New York prior to any entry by Tenant into the demised premises, and thereafter, not less than ten (10) days prior to the expiration of any expiring policy Tenant shall furnish renewals thereof, together with proof of payment of the premiums therefor. If such insurance is carried under a blanket policy, Tenant may deliver a certificate in lieu of the original policy. Each policy or renewal shall contain a provision for notice to Landlord at least ten (10) days prior to the cancellation thereof.

     Tenant shall indemnify Landlord against and save Landlord harmless to the extent of $3,000,000 which may be provided by umbrella policy, for any one occurrence from any liability or claim by or in behalf of any person, firm, governmental authority, for injury, death, or damage arising from the use by Tenant of the demised premises, or from any work or thing whatsoever done or omitted to be done by Tenant, its agents, contractors, servants, employees, licensees, invitees, or customers, and from any breach or default by Tenant under any of the terms or provisions of this Lease. If any action or proceeding shall be brought against Landlord in connection with any such claims, Tenant shall defend such action or proceeding, at Tenant's expense, by counsel reasonably satisfactory to Landlord. Tenant's insurance carrier's counsel shall be deemed satisfactory.

43. ADDITIONAL RENT

     All costs, charges and expenses which Tenant assumes, agrees or is obligated to pay pursuant to this Lease shall be deemed additional rent, and in the event of non-payment, Landlord shall have all of the rights and remedies with respect thereto as is herein provided for the case of non-payment of rent.

44. MERCHANDISE, REFUSE, ETC.

     Tenant shall at no time leave any merchandise, supplies, materials or refuse in the hallways or other common portions of the Building or in any other area of the Building other than the demised premises. Tenant covenants that all garbage and refuse shall be kept in proper containers, securely covered, until removed from the Building so as to prevent the escape of objectionable fumes and odors and the spread of vermin, and Tenant further covenants that no refuse and/or garbage shall be (REF 1) on the sidewalks adjacent to the Building.

45. ATTORNMENT

     Tenant agrees that neither the cancellation nor termination of any ground or underlying lease to which this Lease is now or may hereafter become subject or subordinate, nor any foreclosure of a mortgage affecting said premises, nor the institution of any suit, action, summary or other proceeding against the Landlord herein or any successor landlord, or any foreclosure proceedings brought by the holder of any such mortgage to recover possession of such property, shall by operation of law or otherwise result in cancellation or termination of this Lease or the obligations of the Tenant hereunder, and upon the request of any such Landlord, successor landlord, or the holder of such mortgage. Tenant covenants and agrees to attorn to the Landlord or to any successor to the Landlord's interest in the demised premises, or to such holder of such mortgage or to the purchaser of the mortgaged premises in foreclosure. If in connection with obtaining financing for the Building, a bank, insurance company or other lending institution shall request reasonable modification in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not adversely affect the leasehold interest hereby created. (REF 1)

46. WAIVER OF SUBROGATION

     Landlord and Tenant respectively, hereby waive the right to recover from each other any damage or loss occasioned by hazards compensated by insurance (excluding liability insurance), regardless of whether said damage or loss resulted from the negligence of either party, their officers, employees, agents or otherwise and said parties do hereby waive the right to subrogate any insurance carrier or other party to their respective rights of recovery against each other in any event.

47. MERCHANICS LIENS

     Notwithstanding anything to the contrary contained in this Lease, Tenant hereunder for itself, its successors and designees, warrant and guarantee to Landlord named in the within Lease, its successors and assigns, that if any mechanic's lien shall be filed against the building of which the demised premises forms a part, for work claimed to have been done for, or materials furnished to Tenant, the same shall be discharged by Tenant, by either payment or by bond, at the sole cost of Tenant within twenty (20) days following (REF 1) of such mechanic's lien.

     In the event such mechanic's lien is not discharged timely as aforesaid, Landlord, on (10) days prior notice to Tenant, may discharge same for the account of and at the expense of Tenant and Tenant shall promptly reimburse Landlord as additional rent for all costs, disbursements, fees and expenses, including without limitation, reasonable legal fees incurred in connection with so discharging said mechanic's lien.

48. AIR CONDITIONING PERMITS

     Anything contained herein to the contrary notwithstanding, it is expressly agreed that Tenant shall pay the cost of any and all permits required by any branch or department of the borough, county, city, state or federal government in connection with any air conditioning presently or hereinafter installed in the demised premises by either Landlord or Tenant.

49. LIMITATION OF LANDLORD'S LIABILITY

     If Landlord or any successor-in-interest of Landlord be an individual, joint venture, tenancy-in-common, co-partnership, unincorporated association, or other unincorporated aggregate of individuals, then, anything elsewhere in this Lease to the contrary notwithstanding, Tenant shall look solely to the estate and property of such unincorporated Landlord in the land and Building and, where expressly so provided in this Lease, to offset against the rents payable under this Lease, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of such unincorporated Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

50. ESTOPPEL CERTIFICATE

     Tenant agrees,  at any time, and from time to time, upon not less than (REF
1) days prior written notice from Landlord, to execute, acknowledge, and deliver to Landlord, a statement in writing addressed to Landlord certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modification), stating the dates to which rent, additional rent, and other charges have been paid, and stating whether or not (REF 2) there exists any default by Landlord or Tenant in the performance of any covenant, agreement, term, provision or condition contained in this Lease, and, if so, specifying the nature of each such default and stating such other information as Landlord may (REF 3) require (REF 4) it being intended that any such statement delivered pursuant hereto may be relied upon by Landlord, and by any mortgagee or prospective mortgagee under any mortgage affecting the Building or the Building and the land, and by any landlord under a ground or underlying lease affecting the land or Building or both and by any purchaser, prospective purchaser, net lessee or prospective net lessee of the Building. Time shall be deemed of the essence with regard to Tenant's material obligations set forth in this Article and Tenant's failure to timely fulfill the requirements contained in this Article shall be deemed a material default under the Lease giving rise to all of Landlord's rights, including but not limited to Landlord's right to terminate the Lease, and in addition Tenant shall be liable for all damages (including but not limited to consequential damages which may be substantial) sustained by Landlord due, in whole or in part, to Tenant's failure to timely provide Landlord with the above-described estoppel certificate.

                                                              PLEASE INITIAL:
                                                            |_|            |_|
                                                          Landlord        Tenant

                                                                            7/88

51. LATE PAYMENTS

     If Tenant shall fail to pay any installment of basic annual rent or additional rent when first due hereunder (irrespective of any grace period as may be applicable thereto) and such failure to pay shall continue for more than (REF 1) days after such payment was first due, (REF 2) then interest at the maximum legal interest rate that then may be charged to parties of the same legal capacity as Tenant shall accrue from and after the date on which any such sum was first due and payable hereunder and such interest shall be deemed to accrue as additional rent hereunder and shall be paid to Landlord (REF 3) demand made from time to time, but in any event no later than the time of payment of the delinquent sum.

52. HOLDOVER

     If Tenant shall hold possession of the demised premises after the expiration of the term of this Lease or the prior termination of this Lease, and the Lease is not renewed or a new lease is not entered into between the parties, the parties hereby agree that Tenant's occupancy of the demised premises after the expiration of the term or prior termination of this Lease shall be deemed that of a (REF 1A) commencing on the first day after the expiration of the term or prior termination of this Lease. Notwithstanding the fact that Tenant shall be deemed to be a (REF 1A), after the expiration of the term or prior termination of this Lease, Tenant shall continue to be fully responsible for the faithful performance by Tenant of all of the terms set forth in this Lease, except Tenant shall pay on the first day of each month after the expiration or sooner termination of this Lease for use and occupancy of the demised premises an amount equal to the higher of (i) an amount equal to (REF 1) times the sum of
(a) the monthly installment of basic annual rent payable by Tenant during the last year of the original term of this Lease (i.e., the year immediately prior to the holdover period) and (b) all monthly installments of additional rent payable by Tenant pursuant to the terms of this Lease that would have been billable monthly by Landlord had the term of the Lease not expired; or (ii) an amount equal to the then market rental value of the demised premises.

     Tenant shall occupy the demised premises during the holdover period in its "as is" condition as of the expiration of the term or prior termination of this Lease and Landlord shall not be required to perform any work, furnish any materials or make any repairs within the demised premises during the holdover period. Nothing contained in this lease shall be construed as a consent by Landlord to the possession by Tenant of the demised premises beyond the expiration of the term or prior termination of this Lease, and Landlord, upon said expiration of the term or prior termination of this Lease shall be entitled to the benefits of all legal remedies that may now be in force or may hereafter be enacted relating to immediate repossession of the demised premises by Landlord and in addition Landlord shall be entitled to recover any and all damages, direct and/or consequential, sustained by Landlord (including but not limited to special damages) as a result of Tenant's holdover, which recovery of damages shall be distinguished from and not be offset by any payment made by Tenant for the use and occupancy of the demised premises.

53. NO EMPLOYMENT AGENCY, MESSENGER SERVICE, RETAIL OR RESIDENTIAL USE OF DEMISED PREMISES

     It is an express condition of this Lease that the demised premises be used for commercial purposes only in accordance with the provisions herein contained. In no event may the demised premises be used for Employment Agency, Messenger Service, Retail or Residential purposes and Tenant covenants and agrees to use the demised premises only for the commercial purposes specified in Article 2 hereof. Accordingly, it is expressly agreed that any violation by Tenant of its agreements, representations and obligations pursuant to this Article shall constitute a material default by Tenant under the terms of this Lease entitling Landlord to exercise any and all rights granted Landlord pursuant to Articles 17 and 18 of this Lease, including without limitation, the right to terminate this Lease and recover possession of the demised premises by reason of Tenant's default.

54. WAIVER OF COUNTERCLAIM

     Tenant shall and hereby does waive its right and agrees not to interpose any counterclaim or offset of whatever nature or description in any proceeding or action which may be instituted by Landlord against Tenant to recover possession of the demised premises, for the collection of rent, additional rent, other charges, or for damages, or in connection with any matters or claims, whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of said premises. This clause, as well as the "waiver of jury trial" provision of this Lease, shall survive the termination or any cancellation of this Lease, or the term hereof (nothing, however, contained in this clause shall preclude Tenant from instituting a separate action against Landlord with respect to any claim that Tenant may have against Landlord or from moving to consolidate such action with any action or proceeding which may have been instituted by Landlord; it being understood, however, that Landlord may oppose any motion of consolidation.)

55. ATTORNEY'S FEES

     In case it shall be necessary for Landlord to institute any action or proceeding against Tenant for the non-payment of rent (REF 1) Landlord shall be successful in such action or proceeding, Tenant shall be obligated to pay to Landlord reasonable attorneys' fees, costs and disbursements incurred for the institution and prosecution of any such action (REF 2) proceeding.

                                                          PLEASE INITIAL:
                                                          |_|            |_|
                                                       Landlord        Tenant

                                                                            2/86

57. SUPERVISION OF TENANT'S INVITEES, EMPLOYEES, ETC.

     Tenant acknowledges and agrees that the Building of which the demised premises forms a part is a first-class loft building. Tenant further acknowledges that as an inducement to Landlord to enter into this Lease with Tenant, Tenant has and does represent, covenant and agree that Tenant will take all necessary measures and institute all procedures as may be found necessary to insure that Tenant's clients, invitees, and personnel do not loiter or congregate in the public area of the Building (including but not limited to the corridors, elevators, lobbies, lavatories, etc.) and that such clients, invitees and personnel will at all times conduct themselves in a proper business-like manner when passing through such public areas of the Building for purposes of access and egress to and from the demised premises. Accordingly, it is expressly agreed that any violation by Tenant of its agreements, representations and obligations pursuant to this article shall constitute a material default by Tenant under the terms of this Lease entitling Landlord to exercise any and all rights granted Landlord pursuant to Articles 17 and 18 of this Lease including without limitation the right to terminate this Lease and recover possession of the demised premises by reason of Tenant's default.

                                                          PLEASE INITIAL:
                                                          |_|            |_|
                                                       Landlord        Tenant

                                                                            9/86

59. COMPLIANCE WITH LAWS INCLUDING BUT NOT LIMITED TO LOCAL LAW NOS. 5/73, 10/80, 10/81, 16/84 AND 76/85

     Tenant acknowledges and agrees that it shall be Tenant's responsibility and obligation to comply with all requirements and controls imposed by Local Laws 5/73, 10/80, 10/81, 16/84 and 76/85 of the City of New York, as well as with any and all other now or hereafter existing laws, rules and regulations, as the same now or hereafter exist or hereafter may be amended, of the City of New York or of any governmental or quasi-governmental agency or department having jurisdiction over the Building, with respect to the demised premises or (REF 1) any portion of the Building, including but not limited to the partitioning, layout, exit signs, telephone communications, fire extinguishers, sprinklers, pressurization, HVAC systems, electrical systems, wiring, public address systems, conduits, emergency lighting, all systems -- mechanical or otherwise, elevators, exterior of the Building, toilets and all public areas. (REF 2) Tenant further acknowledges and agrees that if Landlord shall perform Tenant's installation or alteration work for Tenant pursuant to any work letter agreement or pursuant to Tenant's request, Landlord's sole responsibility with respect thereto shall be limited to the workmanlike manner of such installation or alteration and Tenant shall be responsible for the legality of any such installation or alteration, i.e., the drawing of plans in compliance with law and the obtaining of all permits relating thereto, including but not limited to all necessary approvals and signoffs, and compliance, by work or otherwise, with all laws, requirements and controls in accordance with this Article. Any modification(s) of any such installation or alteration made within the demised premises or alteration of the Building required as a result of such installation or alteration shall be solely the responsibility of Tenant, at Tenant's sole cost and expense, and Landlord shall have no obligation or duty with respect thereto.

     With respect to any work to be performed under this Article, Landlord shall have the option to perform such work on Tenant's behalf at Tenant's sole cost and expense subject to Article 61 hereof, and with respect to work to be performed to any portion of the Building other than the demised premises the actual expenditure on Tenant's behalf shall be deemed to be the total cost expended to complete said work multiplied by Tenant's Proportionate Share defined in the Real Estate Tax Escalation provision of this Lease (in the event this Lease does not provide for a Tenant's Proportionate Share, in lieu thereof the multiplier shall be the percentage of the rentable square feet in the Building which are located in the demised premises) subject to Article 61 hereof.

60. CESSATION OF SERVICES AFTER TERMINATION OF LEASE

     Tenant expressly covenants and agrees that if Tenant shall default in the payment of rent or additional rent hereunder or otherwise materially default under this Lease and Landlord shall in accordance with the applicable provisions of this Lease elect to terminate this Lease on account of any such default, whether such termination be affected by notice given to Tenant pursuant to
Article 17 hereof or whether Landlord elects, in its sole discretion, to terminate the Lease by instituting appropriate legal action against Tenant or if Tenant shall vacate the demised premises, Landlord from and after the date of termination of this Lease or the date of Tenant's vacating the demised premises shall have the right to cease furnishing any services, including without limitation the cessation of the furnishing of electric current to the demised premises if Landlord is required to furnish electricity pursuant to another provision of this Lease, without said cessation of the furnishing of any such services constituting an actual or constructive, partial or total, eviction and Landlord shall be entitled to recover from Tenant use and occupancy for any period that Tenant shall holdover in the demised premises subsequent to any above-described termination of this Lease in an amount equal to the full basic annual rent and additional rent payable by Tenant hereunder pursuant to the holdover provisions of this Lease, or in the case of Tenant's having vacated the demised premises, Tenant shall be required to pay full rent and additional rent hereunder as provided in this Lease, irrespective of the fact that Landlord may have ceased furnishing any services to the demised premises.

61. LANDLORD'S OVERHEAD, SUPERVISION AND APPROVAL CHARGES

     Whenever  Landlord  or its agent shall  install a water  meter  pursuant to
Article 28 hereof, or shall perform work or furnish services at Tenant's request or on behalf of Tenant (REF 1) which are not otherwise specifically billable to Tenant as additional rent pursuant to any other Lease provision or separate agreement or shall perform work which Tenant should have performed but failed to perform prior to the expiration of any applicable grace period with respect thereto, or any contractor or vendor performs constitution or furnishes labor, material or services or alteration work on behalf of Tenant (REF 2) in addition to all other charges as may be required to be paid by Tenant as elsewhere provided in this Lease, Tenant shall pay to Sylvan Lawrence Company, Inc. ("SLC") upon rendition of SLC's bill therefor, an amount equal to 21% (REF 2A) of the amount actually expended by Landlord and/or Tenant in connection with the performance of such work or installation of such meter, (representing a charge of 10% of such cost for SLC's overhead and thereafter 10% for supervision).

     In addition, if pursuant to this Lease or any work letter or other agreement entered into between Landlord and Tenant, Tenant shall submit to Landlord's agent, SLC, plans or specification for approval, Tenant shall pay to SLC upon being billed therefor the sum of $500.00 (REF 3). Said sum shall be payable irrespective of whether or not approval of such plans and specifications is granted or such plans and specifications are returned to Tenant with objections thereto.*

     If any plan or specification submitted to SLC shall, in SLC's sole opinion, require the expert opinion of an architect, engineer or other professional service in order for SLC to determine whether or not to approve or withhold consent thereto, SLC may retain an architect, engineer or other professional service for such purpose and Tenant agrees to pay to SLC an amount equal to the reasonable fee of such architect, engineer or other professional service actually paid by SLC for reviewing such plan or specification.

                                                          PLEASE INITIAL:
                                                          |_|            |_|
                                                       Landlord        Tenant

*The terms of this second
paragraph of this Article
61 shall not apply during
the first six (6) months of this
Lease.

                                                                            9/87

63. BROKER

     Tenant covenants and represents that it has dealt with no broker in connection with the within Lease transaction or the demised premises other than of Sylvan Lawrence Company, Inc. and Gronich & Company and Tenant agrees to hold Landlord harmless from any claims for commission or other fees made by any other broker claiming to have dealt with Tenant in connection with this Lease transaction or the demised premises. Tenant shall have no obligation to make payment to aforesaid broker(s) on account of such commission or fees unless Tenant by separate agreement has undertaken to do so.

64. RIDER PORTIONS PREVAIL

     The rider portions of this Lease shall be read in conjunction with the printed standard form of lease annexed hereto. If there should be any inconsistency or ambiguity between the terms of the rider portions of this Lease and the standard form of lease, then the rider portions of this Lease shall prevail.

65. NO OTHER REPRESENTATIONS, CONSTRUCTION, GOVERNING LAW

     Tenant expressly acknowledges and agrees that Landlord and its agents have not made and are not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representation promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease and expressly refers to this Lease.

     This Lease shall be governed in all respects by the laws of the State of New York.

67. PROVISIONS SEVERABLE

     If any term of provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

68. EXECUTION AND DELIVERY OF LEASE

     Submission by Landlord of the within Lease for review and execution by Tenant shall confer no rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this Lease and duplicated originals thereof shall have been delivered to the respective parties hereto.

69. UNCOLLECTABLE CHECKS

     It is hereby understood and agreed by Tenant that in the event Landlord receives a check from Tenant for the payment of basic annual rent, additional rent and/or any other charge(s) due under this Lease, and such check is uncollectable by Landlord due to insufficient funds in Tenant's account or for any other reason, Tenant shall pay the Sylvan Lawrence Company, Inc. ("SLC") a service charge in the sum of $100, for Landlord's expense in processing such uncollectable check, as additional rent under this Lease together with Tenant's next monthly rent installment due under this Lease. It is further understood and agreed that in the event Landlord accepts Tenant's checks in payment of any basic annual rent or additional rent due under this Lease, Tenant's checks must be drawn on a member bank of the New York Clearing House Association. The provisions of this Article shall not be deemed to limit Landlord from enforcing any other rights Landlord may have under this Lease in the event of Landlord's receipt of any such uncollectable check and SLC's right herein to collect a service charge, as provided above, shall be in addition to all other rights of Landlord contained in this Lease.

                                                          PLEASE INITIAL:
                                                          |_|            |_|
                                                       Landlord        Tenant

                                                                            9/86

70. EFFECT OF GOVERNMENTAL LIMITATION ON RENTS AND OTHER CHARGES

     If any law, decision, order, rule or regulation (collectively called "Limiting Law") of any governmental authority shall have the effect of limiting for any period of time the amount of basic annual rent and/or additional rent or other amounts payable by Tenant to any amount less than the amount required by this Lease, then:

following provisions shall apply:

     (a) Throughout the period of limitation, Tenant shall remain liable for the maximum amount of basic annual rent and/or additional rent and other amounts which are legally payable; and

     (b) When the period of limitation ends, or if the Limiting Law is repealed, or following any order or ruling that substantially restrains or prohibits enforcement of the Limiting Law, Tenant shall pay to Landlord, (REF 1) demand (to the extent that payment of such amounts is not prohibited by law), all amounts that would have been due from Tenant to Landlord during the period of limitation but which were not paid because of the Limiting Law; and thereafter, Tenant shall pay to Landlord basic annual rent and/or additional rent and all other amounts due pursuant to this Lease, all calculated as though there had been no intervening period of limitation.

                                                          PLEASE INITIAL

71. SUPPLEMENT TO ARTICLE 28 -- WATER METER

     (REF 1) Tenant shall pay, as additional rent, for all hot and cold water consumed in the demised premises. To the foregoing end, (REF 2) shall promptly install a water meter for (REF 3) hot and cold water (REF 3A) in the demised premises and Tenant shall keep said (REF 4) and (REF 4A) equipment in good order and repair throughout the term of this Lease. Tenant shall pay for said water consumed as shown on said (REF 4), together with appropriate sewer tax charges thereon, (REF 5) when bills are rendered by Landlord, as items of (REF 6) rent. More specifically, Tenant (REF 7) shall pay Landlord an amount equal to 107.5% of Landlord's cost to purchase and provide said water including all taxes (REF
7A). (REF 8)


                                                          PLEASE INITIAL

72. LIABILITY FOR ASBESTOS

     It is hereby understood and agreed that Landlord prior to the commencement date of this Lease shall remove from the demised premises only any asbestos-containing material (as defined in federal, state and local regulations), located in the demised premises (REF 1) in accordance with current applicable Federal, state and local laws and regulations by employing a contractor  licensed  under  federal,  state and local laws and  regulations  to remove asbestos-containing material, which removal shall be performed in accordance with the current Federal, state and New York City requirements for the removal of asbestos-containing materials from premises such as the demised premises. Upon the completion of the removal of asbestos-containing material from the demised premises as described above, Landlord shall provide copies of the following items (the "Documents") as evidence of removal of the asbestos-containing material as defined by present New York City statute: (1) Copy of the testing laboratory report indicating removal of asbestos-containing materials from the demised premises in accordance with the above described manner; (2) Copy of the shipping manifest indicating that the asbestos-containing material had been removed from the demised premises and deposited in an approved landfill as currently required by the above described governmental authorities; (3) Copies of the asbestos abatement contractors bill for the services rendered in removing the asbestos-containing material from the demised premises. (4) Copy of a written report by a licensed Asbestos Inspector certifying that the demised premises are free of any friable Asbestos containing material. (REF 2)

73. EQUIPMENT ON ROOF

     Tenant shall have the right, subject to Landlord's (REF 1A) approval of specifications and methods of work, to place air-cooled air conditioning equipment (the "Equipment") (but no other item) on (REF 1) the set-back roof directly outside Tenant's demised premises in a location (REF 2). Tenant must maintain said area and Equipment in good condition, including but not limited to all repairs and replacements, at Tenant's sole cost and expense, to Landlord's specifications (REF 2A). Tenant shall be responsible for all damage to the Building (REF 3) caused by the Equipment (REF 3A) placing the Equipment on the set-back roof or removing the Equipment from the set-back roof. (REF 4)

                                                           PLEASE INITIAL

74. STEAM CONNECTION

     (a) Tenant shall have the right, in compliance with all applicable rules and regulations of law, as well as with the applicable provisions of Articles 3, 6 and (REF 1) of this lease, and at Tenant's sole cost and expense, to make a connection to the existing constant pressure steam riser within the demised premises, at such point as Landlord shall reasonably approve, and to install such steam piping and any other equipment as may be required in connection therewith. (REF 2) a steam submeter which shall measure Tenant's consumption of steam. Tenant shall pay to Landlord as additional rent hereunder "Landlord's Charges" for steam consumed by Tenant as measured by such submeter(s) which charges shall be computed by: (i) dividing the gross cost of steam used for the entire Building (including all taxes and charges) for each particular month of the term hereof as billed to Landlord by the Consolidated Edison Company of New York by the total M/LBS (thousand pounds) of steam used by the entire Building as indicated on said bill with the quotient thus obtained being the actual cost to the Building per thousand pounds of steam (the "Quotient"); (ii) multiplying the Quotient by 115% to obtain the agreed upon rate (the "Rate") applicable to Tenant's consumption of steam (i.e. M/LBS - each thousand pounds) as measured by Tenant's submeter for the same monthly period ("Tenant's Monthly Consumption") covered by the particular Consolidated Edison Company bill for which the computation is being made to arrive at the Quotient; (iii) multiplying the Tenant's Monthly Consumption by the rate with the resulting product being the Landlord's Charges for steam furnished to Tenant during the particular month for which the computation is made.

     (b) Landlord agrees to furnish Tenant at the time of billing Tenant for steam charges pursuant to the provisions of this Article with a copy of the particular Consolidated Edison Company steam bill utilized in computing the charge to Tenant.

     (c) If for any reason any meter fails to record the consumption of steam the consumption during the period the meter is out of service will be considered to be the same as consumption for a like period either immediately before or immediately after the interruption, as reasonably selected by the Landlord, taking into account the season of the year.

     (d) The landlord shall not be charged with any liability by the Tenant or become liable to it for any injury or damage to the Tenant or to its property arising out of or in connection with any delay, interruption, failure or partial failure in supplying of steam hereunder, or out of or in connection with any variation in the characteristics of the steam furnished except as resulting from the negligence of the Landlord.

     (e) Landlord shall be afforded access from time to time throughout the term of this Lease as and when Landlord may desire, so long as Tenant's business is not unreasonably interfered with, for the purposes of reading said submeter and billing Tenant in accordance therewith. All additional rent payable pursuant to this Article shall be paid by Tenant within (REF 3) days after submission of a bill for steam consumed by Tenant together with a copy of the pertinent Consolidated Edison monthly steam bill.

     (f) In the event that the Tenant desires that the furnishing of the steam hereunder shall be discontinued, the Tenant shall so inform the Landlord by written notice not less than thirty (30) days before the date upon which the Tenant desires such discontinuance to take effect. Such notice shall state the day and hour which the supply of steam is to be discontinued and Tenant shall arrange and pay for the capping-off of such steam connection. If the Tenant fails to give Landlord such notice and cap-off said steam connection, the Landlord will continue to bill the Tenant for all charges accruing in accordance with the provisions of the preceding paragraphs of this Article.

     (g) In no event shall the additional rent charge made to Tenant pursuant to this Article for sub-metered steam supplied to the demised premises be less than Landlord's actual cost therefor.

     (h) Tenant shall maintain, in good order and condition, at Tenant's sole cost and expense, (Ref. 4).

                                                          PLEASE INITIAL

75. FIRST REFUSAL OPTION

     (a) On condition that this Lease at the times hereinafter mentioned is then in effect and Tenant is not in default in the payment of rent, additional rent or any other sums or charges provided to be paid by Tenant hereunder and that Tenant is not otherwise in default under the terms of this Lease beyond any applicable grace period, Landlord agrees with respect to space ("Contiguous Space") on the eight floor of the Building contiguous to the demised premises covered by this Lease that Tenant shall be afforded a "First Refusal Option" described in (b) below with respect to leasing such Contiguous Space provided the Contiguous Space shall become vacant and untenanted during the term of this Lease.

     (b) In the event Landlord shall receive during the term of this Lease [except the final two (2) years of the term of this Lease during which period said First Refusal Option shall not be in effect] a bonafide offer acceptable to Landlord from a third party, including but not limited to an existing tenant, to lease the Contiguous Space, Landlord will notify Tenant of such offer including the basic annual rental rate, additional rent, the term, the security and the other material terms of the offer (hereinafter collectively referred to as the "Option Terms"), and Tenant shall have the option exercisable within, but in no event later than, (REF 1) days after the giving of such notice by Landlord to Tenant to elect by notice (as to the giving of such notice, time shall be deemed of the essence) given to Landlord within said five (5) business day period to lease the Contiguous Space upon the Option Terms set forth in Landlord's notice to Tenant, and otherwise upon the applicable terms and conditions as contained in this Lease as amended hereby except Landlord shall not be required to perform any work or furnish any materials to prepare the Contiguous Space for Tenant's occupancy. In the event the Option Terms cover space in addition to the Contiguous Space, Tenant's First Refusal Option shall cover such other space in addition to the Contiguous Space and Tenant's right to exercise said First
Refusal Option is subject to Tenant's leasing the entirety of the Contiguous Space and such other space on all Option Terms. Landlord and Tenant shall execute a new lease to cover Tenant's exercise of the First Refusal Option, but such execution of a new lease is not necessary to bind Landlord and Tenant.

75A.     LIMITATION ON TENANT'S LIABILITY.

          (REF 1)
                                                          PLEASE INITIAL

76. TENANT'S WORK

     Anything to the contrary contained in this Lease notwithstanding, Tenant acknowledges and warrants that no representation has been or is made by Landlord that the demised premises may be used for the purposes set forth in Article 2 of this Lease pursuant to the existing certificate of occupancy, if any, or laws, rules or regulations, and delivery of possession of the demised premises to Tenant shall not be subject to compliance with or existence of any certificate of occupancy, laws, rules or regulations. Tenant, at Tenant's sole cost and expense, agrees to do all that is necessary, in a manner satisfactory to Landlord, to conform the existing certificate of occupancy, if any, or to obtain a new certificate of occupancy, if necessary, so that the demised premises may be legally used for the purposes set forth in Article 2 of this Lease and Tenant agrees not to use the demised premises at any time for any purposes (whether set forth in Article 3 or otherwise) which do not comply with the certificate of occupancy for the Building or relevant laws, rules or regulations. (Landlord, at Landlord's election, may perform all that is necessary to so conform the existing certificate of occupancy, if any, or obtain a new certificate of occupancy for the aforesaid reasons, if necessary, or to cause compliance with relevant laws, rules and regulations, at Tenant's sole cost and expense, which expense shall be promptly paid by Tenant to Landlord as additional rent under this Lease when billed).

     All of the work, alterations, installations, etc., to be performed by Tenant herein referred to as "Tenant's Work"). To the foregoing end, Tenant shall be permitted to perform Tenant's Work subject, however, to the following terms and conditions:

          (i) That all such Tenant's Work shall comply with all applicable provisions of this Lease, including, but not limited to, Articles 3 and 6 hereof, and all applicable governmental rules and regulations and the rules and regulations of any Board of Fire Underwriters or similar agency having jurisdiction;

          (ii) That Tenant shall first submit to Landlord for its approval plans and specifications covering said Tenant's Work. Landlord agrees not to unreasonably withhold or delay its consent to such plans and specifications and to any subsequent changes therein; (REF 1)

          (iii) That Tenant and its contractors shall employ only labor in the performance of such Tenant's Work, which shall be compatible with the other labor in the Building; Tenant agrees to employ only first class workmanlike contractors and labor as approved by Landlord (REF 1A);

          (iv) That Tenant and any contractor or contractors employed by the Tenant to render services and furnish labor to the demised premises, shall be covered by Worker's Compensation Insurance and a certificate thereof shall be furnished to the Landlord before commencement of any work by any contractor, subcontractor, their agents, servants or employees;

          (v) That promptly following the completion of all of said Tenant's Work, and as soon as reasonably feasible, the Tenant shall obtain and furnish to Landlord all appropriate certifications from all authorities having jurisdiction to the effect that all such Tenant's work has been performed and completed in accordance with the filed plans, if any, and with all laws, rules, regulations and orders of said authorities having jurisdiction;

          (vi) That Tenant, at its expense, shall procure each and every permit, license, franchise, or other authorization required for the performance of such Tenant's Work.

          (vii) That Tenant shall furnish to Landlord a list of all Tenant's contractors, subcontractors, material suppliers and laborers (collectively referred to as "Tenant's Personnel"). Tenant shall be responsible for Tenant's Personnel furnishing to Landlord a final release of lien (REF 1B) final payment by Tenant to Tenant's Personnel for any labor performed or materials furnished.

          (viii) In the event a proposed alteration or improvement is estimated to cost in excess of (REF 2) Tenant agrees that Tenant shall either: (b) issue to Landlord a hold harmless and indemnification relative to such proposed work; or (c) issue the guaranty of Tenant hereunder, which guaranty shall place the entire burden of payment for such alteration on (REF 2A) as well as hold Landlord harmless from and against any and all claims directly arising out of the work to be done in the demised premises.

          (ix) Anything to the contrary contained in this Article 76 and Article 3 of this Lease notwithstanding, Landlord shall not unreasonably withhold or delay Landlord's consent to Tenant's making (REF 2B) alterations, additions, installation, improvements, repairs or removals to or from the demised premises provided the same do not (REF 3) any building system(s).

                                                          PLEASE INITIAL

77. RELOCATION

     (a) Notwithstanding anything to the contrary contained in this Lease, Landlord, upon not less than (REF 1) days prior written notice to Tenant, shall have the right to substitute, other space (REF 1A) in the Building of which the demised premises forms a part as of the Effective Date (REF 1B) as the demised premises hereunder in lieu of the space then constituting the demised premises hereunder immediately prior to the giving of such notice (the "Prior Space"). (REF 1C)

     (b) Substitute Space shall (REF 2) the Prior Space and, further, Landlord shall reimburse Tenant for the cost of transferring its telephone service to the Substitute Space.

     (c) Automatically on the Effective Date, the Substitute Space shall constitute the demised premises hereunder and all of the terms of this Lease shall apply thereto, and the Prior Space shall automatically be deleted from the coverage of this Lease and the term of the Lease insofar as the Prior Space only is concerned shall be deemed to have ceased and expired with the same force and effect as if the Effective Date were originally provided in the Lease as the expiration date thereof (but the Lease shall continue in full force and effect for the full term thereof with respect to the Substitute Space).

     (d) Tenant covenants and agrees to quit and surrender vacant full possession of the Prior Space to Landlord on the Effective Date free and clear of any leases, tenancies and rights of occupancy of anyone claiming by or through Tenant. In the event Tenant shall fail to refuse to surrender such vacant full possession of the Prior Space to Landlord on or before the Effective Date (for any reason other than Landlord's failure to furnish moving labor to Tenant), then and in such event Tenant shall pay to Landlord for each day or fraction thereof that Tenant shall fail to surrender such vacant full possession of the Prior Space to Landlord (in addition to all rent and additional rent provided to be paid under this Lease which is applicable from and after the Effective Date to the Substitute Space) an agreed-upon sum equal to three times the quotient obtained by dividing (i) the sum of the monthly installment of basic annual rent then payable under this Lease plus one-twelfth of all additional rent then payable under this Lease; by (ii) 30; (the "Daily Rate" for the Prior Space). Such Daily Rate for the Prior Space is in the nature of liquidated damages to Landlord for Tenant's failure to surrender such vacant full possession of the Prior Space to Landlord on or before the Effective Date. The foregoing provision for payment by Tenant for the Daily Rate for the Prior Space shall be without prejudice to Landlord's instituting Summary or such other proceedings as Landlord may desire in order to obtain as promptly as possible vacant full possession of the Prior Space.

     (REF 3)                                                  PLEASE INITIAL:
                                                            |_|            |_|
                                                          Landlord        Tenant
                                                                            5/85

                                  Lease Between
                 P.A. Building Company and Goldman, Sachs & Co.

     The language set forth in this Footnote Insert is to be incorporated into and made a part of this Lease. Each Footnote corresponds to the identical Footnote number set forth in the designated Article in the body of this Lease.

Article 3.

     1. which consent shall not be unreasonably withheld or delayed

     1A. in Landlord's reasonable opinion of any portion of the Building other than the demised premises, all which must be performed

     1B. reasonably

     2. (except Landlord's work performed under the letter agreement between Landlord and Tenant of even date herewith shall not be subject to the terms of this sentence as such work shall become the property of Landlord and be surrendered with the demised premises without being subject to Landlord's option set forth below in this sentence),

     3. forty-five

     3A. Landlord, upon request by Tenant, shall cooperate, at no cost and expense to Landlord, with Tenant's efforts to obtain any of the aforesaid permits approvals and certificates and Landlord shall promptly execute and deliver to Tenant any consents, certificates or documents required in connection therewith, provided (i) Landlord has no reasonable objection to the item (the "Item") requested of Landlord or the information to be contained in the Item,
(ii) the Item is complete and accurate, and (iii) Tenant has the right under this Lease to proceed with the action relating to the Item.

     4. reasonably

     5. See Article 47 of this Lease.

Article 4.

     1. , including the structure of the Building, the common areas of the Building and the electrical, plumbing and other mechanical systems of the Building (except Tenant shall be responsible for maintaining the portion of the roof more particularly discussed in Article 73 of this Lease).

     2. thirty days notice (except Tenant shall be required to act immediately in the case of an emergency)

     3. reasonable

Article 6.

          1. which would otherwise be

     2. Landlord represents that the floor load capacity of the demised premises is at least 200 pounds live load. (Landlord makes no representation regarding the floor load capacity of the roof set-back described in Article 73 of this Lease.)

Article 7.

     1. Notwithstanding the foregoing provisions of this Article 7, this Lease shall not be subordinate to any such mortgage or lease unless the mortgagee or lessor shall deliver to Tenant an

                                                            PLEASE INITIAL
agreement providing that so long as Tenant is not in default beyond any applicable notice and grace period Tenant's possession shall not be disturbed and Tenant's rights shall not be affected by any foreclosure of such mortgage or termination of such lease and that upon such foreclosure or termination, this Lease shall continue as a direct lease between the purchaser in foreclosure or such lessor, as landlord, and Tenant, as tenant. Landlord represents that it is the owner in fee of the Building and the underlying land and that as of the date hereof (i) there are no existing ground or underlying leases affecting the Building or the underlying land or any part of either, and (ii) there are no existing mortgages that affect the Building or the underlying land or any part of either. Anything to the contrary contained in this Footnote 1 to Article 7 notwithstanding, the terms of this Footnote 1 shall only apply to Goldman, Sachs & Co. and not to any successor or assign of Goldman, Sachs & Co. or any other party or entity.

Article 8.

     1. , which consent shall not be unreasonably withheld or delayed. Landlord represents that Tenant shall be permitted, subject to the terms of this Article 8, to bring heavy machinery into the Building during normal business hours provided such moving does not adversely affect the Building's general operation or materially and adversely affect other tenants of the Building.

Article 9.

     1. Anything to the contrary contained in this Article 9 notwithstanding, in the event the demised premises shall be damaged by fire or other casualty and Landlord has not substantially completed the repair of such damage by the earlier of a date which will be (i) six months after the date on which the Landlord has adjusted the insurance loss (which Landlord agrees to try to accomplish with reasonable diligence after the occurrence of the fire or casualty) or (ii) one year after the date of the subject fire or other casualty, then Tenant, by notice given to Landlord within thirty (30) days after the expiration of said subject period, may elect to terminate this Lease as of a date not more than ten (10) days after the giving of such notice (the "Termination Date"). If Tenant shall duly give such notice, then the term of this Lease shall cease and expire on the Termination Date with the same force and effect as if such date were originally provided herein as the expiration date of the term hereof. (However, Tenant shall be entitled to any and all abatements afforded to Tenant pursuant to Article 9 hereof from the date of the fire or other casualty.)

Article 11.

     1. , subject, however, to the provisions of Article 41 of this Lease.

Article 13.

     1. All of Landlord's aforesaid rights of entry (except for its right of entry in cases of emergency) shall be exercised by Landlord only after reasonable notice to Tenant. Whenever present in the demised premises, Landlord (or its agents) shall use reasonable efforts to safeguard Tenant's property therein and to minimize interference with the conduct of Tenant's business (subject to the constraints of any state of emergency). If Tenant so requests in writing within three (3) days of Landlord's notice to Tenant, and provided it is reasonably practical and possible to comply with Tenant's request, Landlord shall do all work required to be done in the demised premises after business hours, provided that Tenant, when making such request, agrees to pay the resulting overtime premium (if any) and any other costs relating to such after hours work (if any).

                                                            PLEASE INITIAL

Article 17.

     1. twenty (20) [except with regard to the payment of rent and additional rent for which the notice period shall be ten (10) business days (but this 10 business day period shall be reduced to a 5 day period in the event 3 times during any 12 month period Landlord has previously given Tenant notice for non-payment of rent or additional rent)]

     2. Whenever in this lease reference is made to a "default" by Tenant hereunder, such reference shall be deemed to refer to a default by Tenant beyond the applicable notice and cure period provided for in this Article 17.

Article 20.

     1. and defects in Landlord's work provided for in a letter agreement between Landlord and Tenant of even date to this Lease and any uncompleted portions thereof.

Article 27.

     1. served by registered or certified mail, return receipt requested, to:

               Goldman, Sachs & Co.
               85 Broad Street
               New York, New York  10004
               Attention:  General Services

or to such other address as Tenant shall have specified by notice.

Article 30.

     1A. (d) allow Tenant access to the demised premises twenty four hours a day, seven days a week, three hundred sixty five days a year with one passenger elevator available at all times (subject to elevator unavailability due to force majuere).

     1. freight

     2. shall, in Landlord's discretion, which discretion shall be consistently applied to Tenant as generally applied to other tenants of the Building,

     3. subject to Tenant's requesting the subject service in writing delivered to Landlord during normal business hours no later than 10 a.m. of the day on which the service is to be used, except for weekend or holiday service the written request must be received by Landlord on the last previous business day during normal business hours and not less than twenty-four hours prior to the time when the use of the service is to commence.

     4. Landlord's inability

     5. Landlord agrees not to discriminate against Tenant by charging Tenant a greater sum than is generally charged tenants for overtime freight elevator service, but Landlord shall have the right to charge any other tenant a lower sum (or no sum) than is generally charged tenants for freight overtime service.

Article 35.

     1. In the event of any conflict or inconsistency between the provisions of the Rules and Regulations and the other provisions of this Lease, the other provisions of this Lease shall govern.

                                                            PLEASE INITIAL

Article 38.

     1. Average Cost

     2. Landlord shall bill Tenant monthly for electric current at 105% of Landlord's Average Cost. At the end of a Lease year if payments for such billing shall be greater than $6,463.50 above Landlord's Average Cost for the subject Lease year, such excess above $6,463.50 above Landlord's Average Cost shall be credited to the Tenant's next monthly bill. Landlord's Average Cost for any period shall mean an amount computed by multiplying the kilowatt hours consumed in the demised premises during said period as measured by the submeter, by the average cost per kilowatt hour for all electricity purchased by Landlord for use within the Building for use for common areas, service areas and tenantable areas, which average cost shall be equal to the quotient of Landlord's total electric bill for the Consolidated Edison billing cycle month in question divided by the total number of kilowatt hours consumed by the Building for said billing cycle month for use for common areas, service areas and tenantable areas. Landlord's Average Cost will include any surcharge which Landlord is charged for Landlord's purchase of electric current (even if such charge is not reflected in Landlord's electric bill). Landlord shall arrange (or cause the meter company to arrange) to be billed by Con Ed exclusive of sales tax with respect to the portion of electricity purchased by Landlord (or the meter company) and resold. Landlord shall bill Tenant for sales tax on the amount paid by Tenant to Landlord for electricity pursuant to clause (i) or (ii) above, and Tenant shall pay such sales tax to Landlord and Landlord shall remit the same to the appropriate tax authority.

     3. twenty (20)

     4. (as reasonably determined by Landlord)

     5. provided Tenant has first failed to pay its bill for additional rent relating to electric current within twenty (20) days' rendition of the subject bill,

     6. , as applicable,

     7. , which consent shall not be unreasonably withheld or delayed,

     8. Building,

     9. thirty (30)

     10. In the event Landlord chooses to cease supplying electric current by submetering to the Building, Landlord shall at its expense and before ceasing to supply electric current to the demised premises install all risers, feeders, switches, meters and other equipment necessary for Tenant to become a direct customer of the utility company; but if such submetering is discontinued due to law, judicial decision or governmental or quasi-governmental order, then such cost and expenses shall be borne by Tenant solely with respect to the demised premises.

     11. , which consent shall not be unreasonably withheld or delayed,

     12. that during any period while Landlord is supplying unmetered electric current pursuant to the preceding paragraph

     13. Anything to the contrary contained in this paragraph notwithstanding, if Tenant disagrees with any of the estimates or determinations regarding the supply of unmetered electric current, Tenant may hire its own electric consultant to determine the correct amount of Tenant's electric charge. If, within twenty (20) days of Tenant's submission to Landlord of a copy of such determination, Landlord and Tenant have not agreed upon

                                                            PLEASE INITIAL

     Tenant's  electric  charge,  Tenant and Landlord  shall within a new twenty
(20) day period choose a third electric consultant whose determination (working in conjunction with Tenant and Landlord's electric consultants) shall be final. [In the event Landlord and Tenant fail to choose the third electric consultant within the twenty (20) day period designated above for their choice of a third electric consultant, the President of the Real Estate Board of New York, Inc. shall designate the third electric consultant]. In the event such final determination determines that Landlord had been overcharging Tenant by more than 15%, Landlord shall pay for the cost of the third electric consultant and the charge for electric current shall be modified to provide for such correction; however, if the final determination determines that any overcharge by Landlord of Tenant was 15% incorrect or less, Tenant shall pay for the cost of the third electric consultant and the charge for electric current will not be modified. Pending the outcome of the determination, Tenant shall pay in accordance with the estimate or determination of Landlord's consultant, but in the event the determination results in a change in the amount Tenant is to be billed by Landlord for electric current, the change in the charge for electric current shall be applied retroactively to the date of the determination by the third electric consultant.

     14. Landlord at Tenant's

     14A. shall

     15. send the appropriate notices so as to commence to

     16. Any damages caused to the electric system due to the change provided for under this clause (c) shall be the responsibility of Landlord.

     17. (f) In the event Tenant is at any time provided electric current by any method other than submetering, including but not limited to Landlord's survey method or direct supply from the utility company, Tenant shall pay Landlord as additional rent on a monthly basis a sum equal to five percent (5%) of Tenant's cost per month for electric current. [However, if at the end of any Lease year Tenant has paid Landlord a total sum under this clause (f) greater than $6,463.50 for said Lease year, Landlord shall credit the excess to Tenant's next monthly bill under this clause (f)].


Article 39.

     1. an individual hypothetical porter deemed to be continuously employed throughout the term of this Lease as a porter at a Class A office building, and deemed to have been so employed for one year as of the date of this Lease,

     2. immediately prior to any change (increase or decrease), if any, for the period after

     3. December 31, 1990

     3A. change in

     4. or decreased

     5. or be less than

     6. or decrease

     7. Anything to the contrary contained in this clause (b) notwithstanding, in no event shall the basic annual rent be adjusted downward in accordance with the calculations under this Article 39 below the amount provided for in the opening sentence of this Lease. As of the effective date of the subject increase in basic annual rent, the last adjustment for basic annual rent computed under this Article 39 shall be recomputed to provide for

                                                            PLEASE INITIAL
the increase in basic annual rent to occur (i) on 9/1/94 set forth on page 1 of this Lease or (ii) in the event of a modification of this Lease providing for an increase in the basic annual rent (for additional space or otherwise).

     8. change

     8A. fifteen (15)

     9. However, in the event of a decrease, Landlord, with the above stated notice, shall, at Landlord's option, refund or credit Tenant the amount of any such monthly decrease from the effective date of the Wage Rate decrease.

     10. and Landlord shall promptly refund or credit, at Landlord's option, to Tenant the amount of such retroactive adjustment, or in the event of an increase.

     11. Fifteen (15)

Article 40.

     1. succeeding to the position of owner of the land and Building

     2. penalties for late payment in respect of Taxes,

     3. July 1, 1990 and ending June 30, 1991 and each succeeding twelve month period commencing,

     4. Relating to Tenant's occupancy or tenancy (or Tenant shall pay Tenant's proportionate share of any such tax affecting the Building generally),

Article 41

     1. (i) whether Tenant desires to assign the Lease or sublet all or a portion of the demised premises, and (ii) in the case of a proposed sublease, the portion of the demised premises that Tenant desires to sublet.

     1A. ninety (90)

     1B. by Landlord's written notice to Tenant sent

     1C. Landlord's written notice to Tenant shall set forth and determine the date on which the subject termination of this Lease shall occur which date shall be no earlier than thirty (30) days after the date of Landlord's written notice to Tenant and no later than ninety (90) days after the date of Landlord's written notice to Tenant and on the subject date of termination of this Lease.

     1D. Landlord's written notice to Tenant shall set forth and determine the date on which the subject termination of this Lease (only as to such portion of the demised premises) shall occur which date shall be no earlier than thirty
(30) days after the date of Landlord's written notice to Tenant and no later than ninety (90) days after the date of Landlord's written notice to Tenant and on the subject date of termination of this Lease.

     2. and Landlord, at Tenant's sole cost and expense, shall promptly after the termination date physically separate the portion of the demised premises with respect to which the Lease was terminated, such work to be done in accordance with all legal requirements and Landlord's insurance requirements.

     3. then said Landlord's option shall not be exercisable by Landlord for a period of six months from the end of the aforesaid ninety (90) day period and Tenant, within such six month period, shall be free to find a prospective assignee with respect to this Lease or one or more prospective subtenants with respect to the


                                                            PLEASE INITIAL
portion of the demised premises proposed by it to be sublet (subject to all the other terms and conditions of this Article 41), and at the end of such first six month period and each succeeding six month period (described below) if Tenant continues to desire to sublet or assign Tenant must (i) notify Landlord in writing before the end of the then current six month period of such Tenant's continued desire to sublet or assign and (ii) offer Landlord for a fifteen day period immediately subsequent to the subject six month period the options initially offered to Landlord in the aforesaid ninety (90) day period and if Landlord does not exercise its foregoing option a new six month period as described above shall occur within which Tenant may assign or sublease (subject to all the other terms and conditions of this Article 41), and Landlord agrees that

     3A. Tenant acknowledges that a certain use which presently exists in the Building may not be appropriate for the Building at the time of the intended assignment or sublease presented by Tenant to Landlord. Use for a government agency or a use which is open to the public or for retail sales, shall be deemed to be inappropriate for the Building. No use shall be permitted which results in the production of odors, waste or noise (other than office odors, waste and noise) or the use of chemicals (other than office type use of chemicals). Tenant acknowledges that the type of use of the demised premises and choice of occupants of the demised premises are of paramount importance to Landlord. Landlord acknowledges that the use to be permitted in the demised premises in the event of an assignment of this Lease or in the event of a sublease of the demised premises (for that portion of the demised premises affected by the subject sublease) shall not be required to be the same as the use set forth in
Article 2 of this Lease provided any such new use of the demised premises is in accordance with the requirements of this Article 41.

     4. reasonable, customary and necessary legal fees,

     5. ,less reasonable and necessary out-of-pocket costs actually incurred by Tenant in connection with such subletting, including but not limited to any reasonable, customary and necessary legal fees, brokerage fees, advertising and alteration costs.

     6. fifteen (15)

     7. In the calculation of the amount Landlord is to be paid under this clause (e) , Tenant's reasonable, customary and necessary out-of-pocket costs (as enumerated above) actually incurred in connection with the subject assignment or subletting shall be included in said calculation as and when actually paid out by Tenant.

     8. This clause (h) shall not apply to Goldman, Sachs & Co. or a successor thereto (the term "successor" is defined below).

     9. obtaining Landlord's consent,

     10. successor or affiliate (the term "affiliate" is defined below)

     11. Footnote 11 is purposefully omitted.

     12. successor or affiliate

     13. ("which" being the entering into an assignment or sublease) tenant shall give Landlord prior or simultaneous written notice of

     14.  ,anything  to  the  contrary   contained  above  in  this  Article  41
notwithstanding,


                                                            PLEASE INITIAL

     15. The term "affiliate" shall mean an entity controlled by, controlling, or under common control with Tenant; the term control for such purposes shall mean ownership of 50% or more of the equity interest in any such entity. The term "successor" shall mean (i) any successor to Tenant by merger, consolidation or other operation of law or (ii) any entity to which all or substantially all of the assets of Tenant are transferred; provided however that no such entity shall be considered a successor unless subsequent to the merger, consolidation or asset transfer in question said successor has a net worth certified by a certified public accountant of not less than $100 million as determined in accordance with generally accepted accounting principles (excluding good will).

     16. Either (1)

     17. with respect to such assignment or sublease

     18. or (2) an agreement by Tenant to indemnify Landlord against any claims and all costs including but not limited to reasonable legal fees made by any brokers with respect to such assignment or sublease.

Article 42.

     1. commercial

Article 44.

     1. placed by Tenant, its partners, employees and/or invitees

Article 45.

     1. or any of Tenant's rights under this Lease. Tenant agrees to execute an attornment agreement to memorialize the terms of this Article 45 within twenty
(20) days of Landlord's written request for each subject attornment agreement. Landlord's obligations under Footnote 1 to Article 7 of this Lease are subject to Tenant's fulfilling its obligations under this Article 45.

Article 47.

     1. notice of Tenant's actual knowledge

Article 50.

     1. twenty (20)

     2. Footnote 2 is purposefully omitted.

     3. reasonably

     4. relating to this Lease and/or Tenant's tenancy or occupancy;

Article 51

     1. fifteen (15) [except this fifteen (15) day period shall permanently be reduced to a ten (10) day period in the event three (3) times during any twelve
(12) month period such a failure to pay within fifteen (15) days shall occur]

     2. interest at the prime rate of The Chase Manhattan Bank, N.A. plus one percent may be charged to Tenant upon the sum due, and if such failure should continue for thirty days (30) after such payment was first due,


                                                            PLEASE INITIAL

     3. promptly after

Article 52.

     1A. holdover

     1. two and one-half (2 1/2)

Article 55.

     1. or additional rent

     2. or

Article 59.

     1. ,if it relates to Tenant's use or manner of use of the demised premises,

     2. Anything to the contrary contained in the immediately preceding sentence notwithstanding, Tenant shall not be responsible under this Article 59 for (i) structural alterations or (ii) changes to or work performed on the mechanical or electrical systems of the Building to the point of the connection of Tenant's lines and risers to such systems, unless such alteration, change or work is required due to Tenant's manner of use of the demised premises.

Article 61.

     1. under the terms of this Lease

     2. for work which affects the structure of the Building or is directly performed on the Building's systems,

     2A. (except with regard to Landlord's performance of work on behalf of Tenant under Articles 59 of this Lease the percentage shall be 15% and not 21%)

     3. provided the reasonable estimate of the cost of the subject job totals $5,000.00 or more.

Article 70.

     1. within thirty (30) days after

Article 71.

     1. (1) Tenant shall have the right to connect to and draw from the Building's hot and cold water systems. (2) Landlord shall perform the necessary work at Tenant's cost and expense. (3) Landlord shall maintain (except maintenance required due to Tenant's acts of negligence, misuse, commission or omission for which Tenant shall be responsible and which maintenance Landlord shall perform at Tenant's cost and expenses) the Building's water risers which lead to the pipes connecting into the demised premises and the waste lines which leave from the demised premises (but Landlord shall not maintain the connecting pipes, valves and taps into the demised premises which Tenant shall be responsible to maintain).

     2. Landlord at Tenant's expense

     3. each of Tenant's

     3A. connections

     4. meters


                                                            PLEASE INITIAL

     4A. related

     5. within fifteen (15) days of

     6. additional

     7. for any period during the term of this Lease or Tenant's occupancy

     7A. and fees including but not limited to any surcharges.

     8. Tenant acknowledges that Tenant's right to obtain hot water is limited by and subject to the then present condition of hot water as then available in the Building when and if hot water is at any given time provided to tenants of the Building by Landlord in Landlord's sole discretion. Tenant shall have the right to install a hot water heater in the demised premises subject to the terms of Article 76 of this Lease.

Article 72.

     1. including the demising walls

     2. Landlord's obligations under this Article 72 shall survive until the termination of this Lease with respect to asbestos-containing material existing in the demised premises which existed in the demised premises prior to Tenant's occupation thereof.

Article 73.

     1A. reasonable

     1. the portion of

     2. identified on Exhibit "A" to this Lease as A.C. Locations on Roof 815-817 S.

     2A. Tenant shall promptly notify Landlord in writing of any repairs to the portion of the set-back roof covered by this Article 73 which are required and Landlord shall have the right to choose to perform any such repair at Tenant's cost and expense.

     3. (structural or non-structural) or the Building's occupants

     3A. and the maintenance of the Equipment,

     4. The terms of this Article 73 shall be deemed to be a license granted by Landlord to Tenant which shall be irrevocable during the term of this Lease provided Tenant complies with the terms of this Article 73. The set-back roof which is the subject of this Article 73 is not a portion of the demised premises, but its usage by Tenant shall be governed by the terms of this Lease as if it were a portion of the demised premises.

Article 74.

     1. 76

     2. Landlord, at Tenant's expense, shall install

     3. fifteen (15)

     4. the tap connecting into the steam riser, the piping from the steam riser to the demised premises and the steam submeter. Landlord, at Tenant's sole cost and expense, shall connect the demised premises to the riser providing constant 24 hour steam. Subsequent to the initial connection to the 24 hours steamline made on Tenant's behalf as described in the immediately preceding sentence, in the event Landlord, in Landlord's sole judgement,



                                                            PLEASE INITIAL
elects to switch to a different steam pressure line with regard to providing steam pressure to the demised premises, Landlord, at Landlord's cost, shall switch Tenant's steam connection to the then active steam pressure line (this switch will be performed by Landlord, at Tenant's cost, in the event the switch is required by law, judicial decision, governmental or quasi-governmental order, utility company action or decision). Landlord shall maintain the Building's steam system including risers but not including any piping or connections or taps the purpose of which are to connect individual premises to the Building's steam system.

Article 75.

     1. seven (7)

Article 75A

     1. The following Article is to be added as Article 75A:

     Limitation on Tenant's Liability.

     Landlord acknowledges that the Tenant named herein is a partnership and Landlord agrees that, in all events, Landlord's recourse against Tenant under this Lease shall be limited solely to the partnership assets of Tenant and, accordingly, in no event shall Landlord make any claim against or seek to impose any liability upon any partner of Tenant.

Article 76.

     1. Footnote 1 is purposefully omitted.

     1A. which approval shall not be unreasonably withheld;

     1B. within thirty days of

     2. Ten thousand dollars ($10,000),

     2A. Tenant,

     2B. non-structural

     3. Materially or adversely affect

Article 77.

     1. ninety (90)

     1A. (the "Substitute Space")

     1B. (defined below)

     1C. The Effective Date shall be the later of (i) the date ninety (90) days subsequent to the date of Landlord's notice ("Landlord's Initial Notice") to Tenant informing Tenant that Landlord intends to substitute the Substitute Space for the Prior Space or (ii) either (a) in the case where Tenant elects to perform Tenant's Moving Work (defined below) the date thirty (30) days after Landlord has substantially completed preparing the Substitute Space for Tenant's occupancy in accordance with the terms of this Article 77 of which date of substantial completion Landlord shall have given tenant not less than ten (10) days notice, or (b) in the case where Tenant elects to have Landlord perform Tenant's Moving Work, the date on which Landlord has substantially completed Tenant's Moving Work.


                                                            PLEASE INITIAL

     2. have no less total usuable area than

     3. (e) Anything to the contrary contained in this Article 77 notwithstanding, in addition to Landlord's obligation set forth above in this
Article 77 Landlord shall, at Landlord's cost and expense, perform the following:

     1) Landlord shall build-out the Substitute Space to be substantially equivalent to the Prior Space as it exists at the time of the relocation. In this respect Landlord shall provide space which is newly decorated, layed out and partitioned in the same manner as the Prior Space.

     2) The Substitute Space shall be substantially in the same shape as the Prior Space; the length (east/west) shall be the same plus or minus ten percent (10%), and the width (north/south) shall be a minimum of the width of the Prior Space on the Commencement Date of this Lease.

     3) Landlord shall provide Tenant space on a roof functionally equivalent (with respect to the Equipment) to the space on the set-back roof designated as A.C. Locations on Roof 815-817 S on Exhibit "A" of this Lease or functionally equivalent (with respect to the Equipment) additional floor area for which Tenant shall receive an irrevocable license equivalent to the irrevocable license covering such subject roof space described in Article 73 of this Lease.

     4) Landlord shall furnish Tenant with plans and specifications for the subject relocation including drawings, mechanicals, and scheduling information.

     f) Anything to the contrary contained in this Article 77 notwithstanding, Tenant within ten (10) days after receipt of Landlord's Initial Notice, may elect to (i) perform Tenant's Moving Work at Landlord's sole reasonable cost and expense, or (ii) have Landlord perform Tenant's Moving Work at Landlord's sole expense. Tenant's Moving Work shall mean the moving of Tenant's complete operation from the Prior Space to the Substitute Space, including the moving and reinstallation of all Tenant's furniture and equipment including the Equipment (as defined in Article 73) to the appropriate roof space or additional floor area.

     If Tenant elects to have Landlord perform Tenant's Moving Work, then:

     1) At Tenant's request, Landlord shall perform the subject relocation in a continuous fashion (on consecutive eight hour days); Tenant may further request that the subject relocation be made in phases (which are reasonable) which phase schedule must be reasonably acceptable to Tenant and Landlord.

     2) At Tenant's request, the subject relocation will be made over a week-end through to 7 a.m. Tuesday [plus additional day(s) to correspond to any holiday during the relocation].

     If Tenant elects to perform Tenant's Moving Work itself, then:

     1) Tenant, from and after the date of the Landlord's buildout of the Substitute Space being substantially completed, shall have the right to perform Tenant's Moving Work. Landlord shall provide Tenant for the period of such performance priority use of the Building's freight elevators to facilitate Tenant's Moving Work and otherwise cooperate with Tenant's efforts in connection therewith.

     2) Tenant, after Tenant's Moving Work is complete, shall furnish Landlord with a statement including but not limited to cancelled checks and receipts setting forth and verifying Tenant's reasonable expenses which shall have been actually,


                                                            PLEASE INITIAL
directly and solely incurred in connection with Tenant's Moving Work, and within thirty (30) days after the receipt of such statement, Landlord shall pay Tenant the amount set forth thereon or give Tenant written notice of Landlord's objections to Tenant's statement.

     3) If Tenant has not completed Tenant's Moving Work by the Effective Date, then Landlord may give Tenant a notice informing Tenant that if Tenant's Moving Work is not completed (10) days after the date of such notice, Landlord will have the right at any time thereafter to prosecute Tenant's Moving Work at Tenant's sole cost and expense.

     g) All of Landlord's obligations set forth in this Article 77 are subject to Tenant's providing Landlord with Tenant's full cooperation including but not limited to Tenant's providing personnel to assist Landlord.

     h) Landlord's build-out of the Substitute Space shall be considered "substantially completed" when such work is completed other than insubstantial details of mechanical and decorative adjustment that won't interfere with Tenant's business operations ("Punch List Items"). Landlord shall cure all Punch List Items within thirty (30) days of Tenant's notice to Landlord setting forth actual Punch List Items.

                                                            PLEASE INITIAL

                        ADDITIONAL RULES AND REGULATIONS
                                111 EIGHTH AVENUE

     The Rules and Regulations are established to safeguard the interest of the Tenant, the Landlord, and others, lawfully engaged in and about the Demised Premises and the Building.

     Such Rules and Regulations are to be observed and enforced at all times in accordance with the provisions of the within Lease.

     1. Trucks using the Tenant Shipping Platforms on the ground floor of the building, and the upper Floor Truck Lobbies will load and discharge at the place or places thereat and therein as indicated by the duly authorized representative of Landlord in charge of such operation.

     2. Elevators for Freight Handling Service will be operated during usual business hours of usual business days, unless special arrangement is made with Landlord for operation at other times.

     3. The use of the private right of way and the truck elevators will be subject to and under the sole direction and control of the duly authorized representative of the Landlord in charge of such operation. When in the interest of continuity of service and/or in the interest of the common service, Tenant's freight departing from or arriving at the building by truck may at the direction of Landlord be handled over and through Tenant's Shipping Platforms on the ground floor and the freight elevators. Landlord reserves the right to direct such handling in lieu of truck elevator service, provided the exercise of such right by Landlord to direct such alternate handling of freight is not unreasonably employed.

     4. In the interest of preserving the continuity of freight elevator service, freight will not be floored upon the freight elevator, but will at all times be handled and moved upon suitable vehicles of the indoor industrial wheeler type permitting such freight to be economically and expeditiously wheeled on and off the freight elevators. Freight which cannot be handled upon such equipment will be handled in such other manner as may be approved by Landlord.

     5. Tenant Shipping Platform located on first or ground floor of the Building are designed to accomplish the immediate transfer and/or movements of merchandise between the freight elevators and trucks. The use of such facility by Tenant, its agents, servants, employees, representatives and/or contractors will be confined to such purpose, under the reasonable direction and control of the duly authorized representative of Landlord in charge of such operation.

     No storage or holding of merchandise on such Tenant Shipping Platforms awaiting the arrival of trucks, or awaiting transfer by Tenant from such Tenant Shipping Platforms to the demised premises will be permitted. No automobiles of Tenant, its employees, servants, licensees, contractors, customers, visitors or agents may enter on or be stored in any portion of the building, except in areas designed by Landlord and provided Tenant pays for such parking at rates designated by Landlord, its agents or parking lessees.

     Any violation of this rule or disregard of directions issued by Landlord will give the Landlord the right to handle, transfer, remove and/or store such freight in or to other premises in the building. When such handling, transfer, removal and/or storage is performed by Landlord, and when it shall be deemed necessary by Landlord to preserve the continuity of common service provided by this facility, any and all expense will be for the account of Tenant and at his expense. Landlord will not be responsible for any loss or damage which the merchandise may suffer by such handling, removing and/or storing unless resulting from negligence on the part of Landlord, its agents, servants and/or employees.

     6. Agents, servants, employees of Tenant will in no case, and under no condition, be permitted to operate any freight, passenger or truck elevator.

     7. The Building is equipped with scuppers for carrying off water which may result from sprinkler operation or other causes. Tenant shall not, under any circumstances, deposit or permit to be deposited sweepings, and/or any other rubbish in the said scuppers, and Tenant will keep the scuppers within the demised premises at all times free of any and all rubbish, sweepings, and/or other obstructions of any nature whatsoever.

     8. Tenant shall not, under any circumstances, permit the collection of sweepings and/or any other rubbish in the expansion joints of the Building, or in any other portions of the Building outside of the demised premises. All such sweeping and/or rubbish so contained within the demised premises shall be removed daily by Tenant in such manner as Landlord shall direct. Tenant will keep the said expansion joints free of any and all rubbish, sweepings and/or any other obstruction of any nature whatsoever. Tenant will not place machinery and/or equipment in such a position that the said machinery and/or equipment straddles an expansion joint, or erect a partition which intersects an expansion joint, unless one end of such machinery, equipment and/or partition is free to permit the expansion and/or contraction of the Building.


                                                                PLEASE INITIAL


                                                                [____]   [____]
                                                                LANDLORD TENANT

                            [Exhibit A - Floor Plan]
                                (Graphic Omitted)

                                ACKNOWLEDGEMENTS

AGENT FOR LANDLORD
STATE OF NEW YORK     )
COUNTY OF NEW YORK    )

On this day of September, 1989, before me personally came ______________ , who executed the foregoing instrument and who, being duly sworn by me, did depose and say that he is the ____________ of Sylvan Lawrence Company, Inc., the corporation which executed the foregoing instrument as agent-for P.A. BUILDING COMPANY that he knows the seal of said corporation; that the seal affixed to said instrument is such coporate seal; that it was so affixed by order of the Board of Directors of said coporation; and that he signed his name thereto by like order.


INDIVIDUAL TENANT   )
STATE OF NEW YORK   )   ss.1
   County of

     On this 6 day of September, 1989 before me personally came DAVID A GEORGE, to me known, who being by me duly sworn, did depose and say that he resides in ________________________ that he is the PARTNER of GOLDMAN SACHS & CO. described in and which executed the foregoing instrument as TENANT.

                                                  /s/ Lynn Holly Fodor
                                                  --------------------

INDIVIDUAL TENANT                                      LYNN HOLLY FODOR
STATE OF NEW YORK   )                           Notary Public, State of New York
County of           )                                 No. 43-01FO4876815
                                                Qualified in Richmond County
                                            Commission Expires November 10, 1990


     On this day personally came to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.

                            -----------------------


                            IMPORTANT -- PLEASE READ

                        RULES AND REGULATIONS ATTACHED TO
                          AND MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 35.

     1. The sidewalk, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situate on the ground floor of the building Tenant thereof shall further, at Tenant's expense, keep the sidewalks and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purpose other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors and/or vibrations..or interfere in any way, with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Landlord.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of premises without the prior written consent of the Landlord, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violations of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet, shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord.

     6. No tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No Tenant shall lay linoleum, or other similar floor covering so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each tenant must, upon the termination of his Tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Landlord the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only as the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

     9. No Tenant shall obtain for use upon these demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall co-operate to prevent the same.

     10. Landlord reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Landlord. Landlord will furnish names to persons from whom any Tenant requests name in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Landlord for all acts of such persons.

     11. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

                                                                [_]       [_]

                                                                PLEASE INITIAL

Address:     111 Eighth Avenue
Premises:    Room 815 - 825

                              P.A. Building Company
                                        TO
                               GOLDMAN SACHS, & CO.

================================================================================

[SEAL]                           MODIFIED FORM OF                         [SEAL]
                                      LOFT
                                     LEASE

                     The Real Estate Board of New York, Inc.
                     (C)Copyright 1973. All Rights Reserved.
                  Reproduction in whole or in part prohibited.

================================================================================

Dated                  September 14 1989

Rent per Year          $258,540      9/1/89 - 8/31/94
                       $280,085      9/1/94 - 12/31/99

Rent Per Month

Term                   Ten (10) Years, Four (4) Months
From                   September 1, 1989
To                     December 31, 1999

       Drawn by _____TDG:______         Checked by  ____________
       Entered by _____________         Approved by ____________

================================================================================

The Office of the Undersigned

                                                              100 William Street
                                                              New York, NY 10038
                                                                  (212) 344-0044

                                            September 14, 1989

Goldman Sachs & Co.
85 Broad Street
New York, New York 10004

          Re: Room 815-825, 111 8th Avenue, New York, NY

Gentlemen:

     You, as Tenant, and the undersigned, P.A BUILDING COMPANY, as Landlord have entered into a certain agreement of lease of even date herewith covering the subject demised premises, in consideration of which the undersigned agrees, at its sole cost and expense (except as otherwise provided for hereinbelow), to initially perform the following work in and to the above-mentioned demised premises:

          1. Make available the capacity for Tenant to consume a total of 1500 Amps of 208 Volt 3 Phase electric current to pull box or boxes located in premises (assuming voltage drop of no more than 2.5%, unless caused by Con Edison or any other reason beyond Landlord's control). Tenant shall pay Landlord $75,000 simultaneously with the Tenant's execution of the Lease and $70,000 simultaneously with Landlord's making available the capacity for Tenant to consume such 1500 amps regarding this number 1.

          2. Demolish all interior non-load bearing walls and remove all obsolete and extraneous equipment, piping, etc. as per Tenant's subject demolition plan (as approved by Landlord as of the date hereof) delivering demised premises in broom clean condition.

          3. At Tenant's  request,  Landlord will, at Tenant's cost and expense,
     provide  and  install   window  louvres  in  accordance   with   Landlord's
     specifications sized by Tenant.

                                                                PLEASE INITIAL

                                                                [____]   [____]

          4. Landlord shall tap into an existing steam riser (work to include but not be limited to installation of valve and meter) in order to provide Tenant with steam per Tenant's specifications, all at Tenant's cost.

     In the event Tenant requests to use a waste drain line within the demised premises and Landlord requires Tenant to use a waste drain line outside of the demised premises (at Landlord's choice and not due to Tenant's needs), Landlord will pay the additional plumbing charge resulting directly from Landlord so requiring Tenant to use a waste drain line outside of the demised premises. Tenant shall maintain such connection to the waste drain line outside of the demised premises in good order and condition at Tenant's sole cost and expense.

     During the initial installation of the demised premises only, there shall be (i) no extra charges for non-exclusive freight elevator service for Tenant or its contractors during normal business hours and (ii) no charges to Tenant for Landlord's overhead and supervision costs regarding general conditions at the demised premises but such charges shall be in effect for special needs such as sprinkler shut-downs, outside engineering services, work required by Landlord or circumstances to be undertaken after normal business hours and the like.

     It is understood and agreed that the demised premises have been leased to you and you accept the same in their "as is" condition in all other respects.

     Landlord's work described in this letter shall be done in compliance with law; Landlord shall promptly prosecute the same subject to Tenant's not hindering or delaying said work.

     This letter agreement shall be deemed to be an amendment to the Lease. For the purposes of the Lease, this letter shall be referred to as the "Work Letter".


                                            Very truly yours,




                                            P.A. BUILDING COMPANY
                                            BY: SYLVAN LAWRENCE COMPANY, INC.
                                            AGENT

AGREED TO AND ACCEPTED:

GOLDMAN SACHS & CO.

                                            By /s/ [illegible]
                                            ------------------------------------
                                                                           Title

By /s/ David A. Geoge
-------------------------------------
       Partner                  Title


                                                                PLEASE INITIAL

                                                                [____]   [____]

The Office of the Undersigned

                                                              100 William Street
                                                              New York, NY 10038
                                                                  (212) 344-0044

                                            September 14, 1989

Goldman Sachs & Co.
85 Broad Street
New York, New York 10004

          Re: Room 815-825 111 8th Avenue
              New York, New York

Gentlemen:

     The undersigned, P. A. BUILDING COMPANY (the "Landlord"), as Landlord, and Goldman Sachs & Co. (the "Tenant"), as Tenant, have entered into a certain agreement of lease (the "Lease") of even date herewith covering the above-mentioned demised premises.

     This letter agreement shall be deemed to be an amendment to the Lease.

     Anything to the contrary contained in that letter agreement amendment to the Lease of even date which defines the term Commencement Date notwithstanding, this letter agreement amendment to the Lease serves to officially confirm that the Commencement Date (of the term of the Lease) does officially occur on the date of this letter agreement amendment to the Lease.

     Anything to the contrary contained in the Lease notwithstanding, this letter agreement amendment to the Lease serves to amend the Footnote Insert to the Lease as follows:

     1. The second line of Footnote 3A to Article 3 of the Lease shall be amended to add the words "or potential for liability" between the words "expense" and "to" so that said second line shall read "...no cost and expense or potential for liability to Landlord, with Tenant's efforts to obtain...".

     2.   The  following  language  shall be added to the end of  Footnote  1 to
          Article 7 of the Lease: "Anything to the contrary contained in this Footnote 1 to Article 7 notwithstanding, the effectiveness of the first sentence of this Footnote 1 to Article 7 is subject to Tenant's execution of any documents reasonably requested by the subject lender or lessor in conjunction with the granting of non-disturbance protection for the benefit of Tenant."


                                                                PLEASE INITIAL

                                                                [____]   [____]

Sylvan Lawrence Company, Inc.

     3.   The  following  language  shall be added to the end of  Footnote  1 to
          Article 41 of the Lease: "The Tenant's notice to Landlord describing the portion of the demised premises that Tenant desires to sublet must be accompanied by a floor plan delineating the space Tenant desires to sublet."

     Anything to the contrary contained in Article 41 of the Lease notwithstanding, in the event Tenant notifies Landlord that Tenant desires to
(i) sublet all or substantially all of the demised premises or (ii) sublet less than all or substantially all of the demised premises, Landlord shall have the right to cancel and terminate the Lease (by Landlord's written notice to Tenant more particularly described in Article 41) with regard to all of the space that Tenant shall have described in Tenant's above-mentioned notice to Landlord, or, in Landlord's sole discretion, Landlord shall have the right to cancel and terminate the Lease with respect to less than the entire space described in Tenant's above-mentioned notice (which space shall be chosen and delineated by Landlord subject to the proviso set forth immediately below), provided that Landlord may only cancel and terminate the Lease with respect to less than the entire space described in Tenant's above-mentioned notice if the space remaining as the demised premises under the Lease after such cancellation and termination shall (i) include access to the public portion of the floor of the Building (by corridor or otherwise) and (ii) be large enough independently to be what is reasonably deemed to be rentable space.

     Tenant agrees that all waste discharged from the demised premises shall meet all relevant Environmental Protection Agency's (or any governmental or quasi-governmental successor thereto) acceptability standards as may presently or hereafter exist.

     The Lease cannot be modified or amended except in writing executed by both Landlord and Tenant. The provisions hereof shall be binding upon and inure to the benefit of Landlord and Tenant and their respective permitted successors and assigns.


                                            Very truly yours,

AGREED TO AND ACCEPTED:                     P. A. BUILDING COMPANY
                                            By Sylvan Lawrence Company, Inc.,
                                            Agent
GOLDMAN SACHS & CO.
                                            By /s/ [illegible]
                                            ------------------------------------
                                                                           Title
By /s/ David A. Geoge
-------------------------------------
       Partner                  Title

The Office of the Undersigned

                                                              100 William Street
                                                              New York, NY 10038
                                                                  (212) 344-0044

                                            September 14, 1989

Goldman Sachs & Co.
85 Broad Street
New York, New York 10004

     Re:  Room 815 - 825, 111 8th Avenue, New York, NY

Gentlemen:

     The undersigned, P. A. BUILDING COMPANY ("The Landlord"), as Landlord, and you ("Tenant"), as Tenant, have entered into a certain agreement of lease (the "Lease") of even date herewith covering the above-mentioned demised premises for a term intended to commence on September 1, 1989 in accordance with the terms of the Lease.

     Anything to the contrary contained in the Lease notwithstanding, the commencement date (the "Commencement Date") of the term of the Lease shall be the date as determined below under the terms of this letter agreement amendment to the Lease.

     Landlord and Tenant agree that the Lease shall commence on the Commencement Date which Commencement Date shall occur upon each of the following conditions having been satisfied:

     (i) Landlord shall have completed all of the work set forth in item number 2 of the Work Letter (said Work Letter being another letter agreement amendment to the Lease of even date herewith); and

     (ii) Landlord shall have delivered to Tenant a Certification ACP-5 for the demised premises.

Notwithstanding the fact that Commencement Date may be a date other than September 1, 1989 (in accordance with the terms of this letter agreement amendment), the expiration date of the Lease shall remain December 31, 1999 and the term of the Lease may be less than ten (10) years, four (4) months to the extent the Lease commences on a date after September 1, 1989. If the Commencement Date does not occur by the date sixty (60) days after the date of the Lease, then Tenant, at any time thereafter prior to the Commencement Date occuring, may, at Tenant's option, cancel the Lease by written notice given to Landlord.


                                                                PLEASE INITIAL

                                                                [____]   [____]

     In consideration of Tenant so entering into the Lease, the Landlord hereby agrees that Tenant may enter into possession of the demised premises on the Commencement Date of the Lease, subject, however, to all of the terms, covenants and conditions of the Lease, and provide Tenant is not then in default (as defined in the Lease) under any terms and provisions of the Lease, Landlord agrees to waive the installments of basic annual rent becoming due under the Lease from the Commencement Date for a period through and including December 31, 1989 (to the extent of $708.33 per day). It is understood that no waiver is intended with respect to any increases to the basic annual rent on account of electricity, operating expense escalation or real estate tax escalation nor with respect to any additional rent or other charges which may be due or payable under the Lease.

     In accordance with the terms of the immediately preceding paragraph of this letter agreement amendment, the payment of basic annual rent under the Lease is intended to commence on January 1, 1990. However, (1) to the extent the Commencement Date does not occur (in accordance with the terms of this letter Lease agreement amendment) by the date five (5) business days after the date of the Lease (the Lease shall be dated on the date of full execution and delivery of the Lease), then each day within the period commencing on the day immediately after the above mentioned five (5) business day period and ending on the day the Commencement Date occurs, all days inclusive, shall be deemed to be a "Landlord Late Day"; and (2) if Landlord does not complete the work set forth in item number (1) of the Work Letter by the later of (a) the date which is twenty-five
(25) days after the Commencement Date, or (b) the date thirty (30) days after the date of the Lease, then each day in the period commencing on the day immediately after such twenty five (25) day period or thirty (30) day period (as the case may be) and ending on the day Landlord completes the work set forth in item number (1) of the Work Letter, all days inclusive, shall be deemed to be a "Landlord Late Day". For each Landlord Late Day the waiver period for the payment of basic annual rent under the Lease shall be continued for one day from January 1, 1990 [so that if there are a total of three (3) Landlord Late Days, the date for commencement of payment of basic annual rent shall be January 4, 1990].

     The provisions hereof shall be binding upon and inure to the benefit of Landlord and Tenant under the Lease and their respective heirs, successors and permitted assigns.


                                                                PLEASE INITIAL

                                                                [____]   [____]

     This letter agreement shall be deemed to be an amendment to the Lease.


                                            Very truly yours,

AGREED TO AND ACCEPTED:                     P. A. BUILDING COMPANY
                                            By Sylvan Lawrence Company, Inc.,
                                            Agent
GOLDMAN SACHS & CO.
                                            By /s/ [illegible]
                                            ------------------------------------
                                                                           Title
By /s/ David A. Geoge
-------------------------------------
       Partner                  Title

                               CONSENT TO SUBLEASE

     By this consent (this "Consent") dated as of July______, 1996, P.A. BUILDING COMPANY, a New York partnership, having an office c/o Sylvan Lawrence Company, Inc., 100 William Street, New York, New York 10038 (the "Landlord"), landlord under a certain agreement of lease (the "Lease") dated September 14, 1989 between Landlord and GOLDMAN, SACHS & CO., a New York limited partnership (the "Tenant"), having an address at 85 Broad Street, New York, New York 10004 covering premises (the "Demised Premises") known as Rooms 815-825 located in the building (the "Building") known as 111 Eighth Avenue, New York, New York, hereby conditionally consents to the subletting of a portion (the "Space") of the Demised Premises (i.e. all of the Demised Premises other than the portion thereof designated Retained Premises on the plan attached hereto as Exhibit "A") under the agreement of sublease (the "Sublease") dated as of July 15, 1996 between Tenant and CUNNINGHAM GRAPHICS, INC. (the "Subtenant"), having an address at 629 Grove Street, Jersey City, New Jersey 07306 for a term expiring on before December 30, 1999 expressly subject to the following terms and conditions:

     1. Neither the giving of this Consent nor anything contained in the Sublease shall (a) modify the Lease, (b) increase the obligations or diminish the rights of Landlord under the Lease, (c) diminish the obligations or increase the rights of Tenant under the Lease, (d) in any way be construed as giving Subtenant any greater rights under the Sublease than Tenant would be entitled to under the Lease, or (e) bind Landlord to any of the terms or conditions of the Sublease, it being the express intention of Landlord by executing this Consent to approve only the named Subtenant and the initial term of the Sublease. Tenant and Subtenant agree that the Demised Premises and/or the Space shall not be used for any purpose which is not specifically permitted under the Lease. Anything contained in the Sublease which is inconsistent with the terms and conditions of the Lease or this Consent shall be deemed of no force or effect, and the terms and conditions of the Lease and this Consent shall prevail.

     2. Except as provided in Section 8 below, the giving of this Consent shall not serve to waive, and is given subject to, the requirement of obtaining Landlord's consent, which Landlord's consent Landlord may withhold in each instance in Landlord's sole discretion and judgment (except as otherwise specifically provided for in the Lease and except that Landlord shall not unreasonably withhold its consent to any modification of the Sublease), to (a) any further subletting of all or a portion of either the Demised Premises or the Space, or (b) any assignment of the Lease, or (c) any modification, renewal, extension, or assignment of the Sublease, or (d) any sub-letting of all or a portion of either the Demised Premises or the Space.

     3. The giving of this Consent shall not be deemed or serve to release the named Tenant under the Lease or any successor-in-interest to the named Tenant from any liability or obligation which such Tenant or any successor-in-interest may have.

     4. In the event Landlord collects any basic rent and/or additional rent due under the Lease directly from Subtenant for any reason whatsoever, Subtenant shall be deemed to make such payment of basic rent and/or additional rent solely as agent of and on behalf of Tenant, and Landlord shall credit any such sums collected to the account of Tenant, and the collection of such basic rent and/or additional rent shall not be deemed to be an acceptance of Subtenant as a tenant under the Lease nor shall it be deemed to release Tenant from any or all of the terms, covenants and conditions under the Lease.

     5. Landlord makes no representations whatsoever nor takes any responsibility regarding the provisions contained in the Sublease. The giving of this Consent shall not be (a) construed as granting Subtenant any rights under the Lease or (b) deemed to be a consent by Landlord to the terms and provisions of the Sublease. Nothing contained in this Consent shall be deemed to bestow upon or grant to Subtenant third party beneficiary rights under the Lease. It is expressly acknowledged, accepted and agreed that (a) his Consent is for the express purpose of permitting the Sublease pursuant to the terms contained in this Consent and (b) Subtenant has no privity of contract with nor enforceable rights against Landlord.

     6. The granting of this consent by Landlord is subject to Tenant's being free from any default under the terms and provisions of the Lease as of the date of the granting of this Consent and as of the commencement date of the Sublease.

     7. It is expressly understood and agreed that submission by Landlord of this consent for review shall confer no rights nor impose any obligations on any party unless and until Landlord, Tenant and Subtenant shall have executed this Consent and duplicate originals of this Consent shall have been delivered to the respective parties to this Consent.

     8. The Sublease contains an option, on the part of Tenant as sublandlord thereunder, to sublease the balance of the Demised Premises to Subtenant; such option is exercisable at any time during the term of the Sublease. No further consent shall be required upon the exercise of said option, and this Consent shall be fully applicable thereto. Upon the exercise of said option, the term "Space" as used herein shall mean the entire Demised Premises. Tenant shall give Landlord prompt written notice of the exercise of said option.

                                       P.A. BUILDING COMPANY (Landlord)
                                       By:  Sylvan Lawrence Company, Inc., Agent

                                       By:
                                           ------------------------------------
                                                                          Title


ACKNOWLEDGED, ACCEPTED AND AGREED TO:

GOLDMAN, SACHS & CO. (Tenant)

By:
   ---------------------------------------
                                     Title

CUNNINGHAM GRAPHICS, INC. (Subtenant)

By:/s/ Michael Cunningham
--------------------------------------------
                                     Title

                                ACKNOWLEDGEMENTS

PARTNERSHIP TENANT

STATE OF NEW YORK     )
                      ) ss:
COUNTY OF NEW YORK    )

     On this _______ day of ___________, 1996 before me personally came ___________________________________________________, to me known, who, being duly sworn, did depose and say that he/she is a member of the partnership GOLDMAN, SACHS & CO., the partnership described in and which executed the above instrument; that he/she executed said instrument on behalf of said partnership, and that he/she had authority to so execute said instrument as the act and deed of said partnership.

                                            ------------------------------------

CORPORATION (WITH CORPORATE SEAL)

STATE OF NEW YORK     )                            /s/ CARMEN A. OCELLO
                      ) ss:                          CARMEN A. OCELLO
COUNTY OF NEW YORK    )                          NOTARY PUBLIC OF NEW JERSEY
                                             My Commission Expires May 16, 1998


     On this 23 day of July, 1996 before me personally came _______________________________ , to me known, who, being duly sworn, did depose and say that he/she resides at ________________________ ; that he/she is the _______________________________ of CUNNINGHAM GRAPHICS, INC., the corporation described in and which executed the above instrument; that he/she executed said instrument on behalf of said corporation; that the seal affixed to said instrument is such corporate seal; that said seal was so affixed by order of the Board of Directors of said corporation, and he/she signed his/her name to said instrument by order of the Board of Directors of said corporation.


                                            /s/ Michael Cunningham
                                            ------------------------------------

                            [FLOOR PLAN -- Exhibit A]

                                (Graphic Omitted)

CERTIFICATE OF INSURANCE                                                                                 07/15/96     Cunhglpr
==============================================================================================================================
 Producer                 This certificate is issued as a matter of information only and confers no rights upon the certificate holder. This certificate does not amend,
Genatt Associates, Inc.   extend or alter the coverage afforded by the policies below.
3333 New Hyde Park Road   ----------------------------------------------------------------------------------------------------
New Hyde Park, NY 11042                   COMPANIES AFFORDING COVERAGE
-------------------------        Company Letter A Graphic Arts Mutual Inc. Co.
 Insured                         Company Letter B
                                 Company Letter C
Cunningham Graphics, Inc.        Company Letter D
629 Grove Street                 Company Letter E
Jersey City, NJ 07310

==============================================================================================================================
COVERAGES
This is to certify that policies of insurance listed below have been issued to the insured named above for the policy period indicated, notwithstanding any requirement, term or condition of any contract or other document with respect to which this certificate may be issued or may pertain, the insurance afforded by the policies described herein is subject to all the TERMS,
CLAUSES, EXCLUSIONS, LIMITS AND CONDITIONS OF SUCH POLICIES.

------------------------------------------------------------------------------------------------------------------------------
Co       Type of Insurance        Policy Number      Policy Eff     Policy Exp.        Limits
Ltr                                                     Date          Date
------------------------------------------------------------------------------------------------------------------------------
A        GENERAL LIABILITY        CPP1769154           6/30/96        6/30/97   General Aggregate                  $ 2,000,000
         (x) Commercial G.L.                                                    Prod-Comp/Ops Agg                  $ 1,000,000
         ( ) Claims  (x) Occ.                                                   Personal & Adv. Injury             $ 1,000,000
         ( ) Owners, Cont. Prot.                                                Each Occurrence                    $ 1,000,000
         ( ) Broad Form Vendors                                                 Fire Damage (any one fire)         $    50,000
         ( )                                                                    Medical Expense (one Per)          $     5,000
         AUTOMOBILE LIABILITY
         ( ) Any Auto                                                           CSL                                $
         ( ) All Owned Autos                                                    Bodily Injury
         ( ) Scheduled Autos                                                    (per person)                       $
         ( ) Hired Autos                                                        Bodily Injury
         ( ) Non-owned Autos                                                    (per accident)                     $
         ( ) Garage Liability                                                   Property
                                                                                Damage                             $
A        EXCESS LIABILITY         CULP1789795          6/30/96        6/30/97   Each Occurrence                    Aggregate
         (x) Umbrella                                                           $10,000,000                        $10,000,000
         ( ) Other Than Umbrella
                                                                                Statutory
         WORKER'S COMPENSATION                                                  $              (Each Accident)
               And                                                              $              (Disease-Policy Limit)
         EMPLOYERS LIABILITY                                                    $              (Disease-Each Employee)


==============================================================================================================================
DESCRIPTION OF OPERATIONS:
Certificate Holder is included as Additional Insured Sublandlord as respects Location:
111 8th Avenue, New York, New York.

==============================================================================================================================
Certificate Holder:                    Should any of the above described policies be cancelled before the expiration
Goldman Sachs & Co.,                   date thereof, the issuing company will endeavor to mail 30 days written
a New York Limited Partnership,        notice to the certificate holder named to the left, but failure to mail such
85 Broad Street                        notice shall impose no obligation or liability of any kind upon the company, its agents or representatives.
                                       ---------------------------------------------------------------------------------------
New York            NY   10004           Authorized Representative:   /s/ Leslie R. Geudtt

==============================================================================================================================

CERTIFICATE OF INSURANCE                                                                      07/15/96     Cunhglpr
==============================================================================================================================
 Producer                 This certificate is issued as a matter of information only and confers no rights upon the certificate holder. This certificate does not amend,
Genatt Associates, Inc.   extend or alter the coverage afforded by the policies below.
3333 New Hyde Park Road   ----------------------------------------------------------------------------------------------------
New Hyde Park, NY 11042                   COMPANIES AFFORDING COVERAGE
-------------------------        Company Letter A Graphic Arts Mutual Inc. Co.
 Insured                         Company Letter B
                                 Company Letter C
Cunningham Graphics, Inc.        Company Letter D
629 Grove Street                 Company Letter E
Jersey City, NJ 07310

==============================================================================================================================
COVERAGES
This is to certify that policies of insurance listed below have been issued to the insured named above for the policy period indicated, notwithstanding any requirement, term or condition of any contract or other document with respect to which this certificate may be issued or may pertain, the insurance afforded by the policies described herein is subject to all the TERMS,
CLAUSES, EXCLUSIONS, LIMITS AND CONDITIONS OF SUCH POLICIES.

------------------------------------------------------------------------------------------------------------------------------
Co       Type of Insurance        Policy Number      Policy Eff     Policy Exp.        Limits
Ltr                                                     Date          Date
------------------------------------------------------------------------------------------------------------------------------
A        GENERAL LIABILITY        CPP1769154           6/30/96        6/30/97   General Aggregate                  $ 2,000,000
         (x) Commercial G.L.                                                    Prod-Comp/Ops Agg                  $ 1,000,000
         ( ) Claims  (x) Occ.                                                   Personal & Adv. Injury             $ 1,000,000
         ( ) Owners, Cont. Prot.                                                Each Occurrence                    $ 1,000,000
         ( ) Broad Form Vendors                                                 Fire Damage (any one fire)         $    50,000
         ( )                                                                    Medical Expense (one Per)          $     5,000
         AUTOMOBILE LIABILITY
         ( ) Any Auto                                                           CSL                                $
         ( ) All Owned Autos                                                    Bodily Injury
         ( ) Scheduled Autos                                                    (per person)                       $
         ( ) Hired Autos                                                        Bodily Injury
         ( ) Non-owned Autos                                                    (per accident)                     $
         ( ) Garage Liability                                                   Property
                                                                                Damage                             $
A        EXCESS LIABILITY         CULP1789795          6/30/96        6/30/97   Each Occurrence                    Aggregate
         (x) Umbrella                                                           $10,000,000                        $10,000,000
         ( ) Other Than Umbrella
                                                                                Statutory
         WORKER'S COMPENSATION                                                  $              (Each Accident)
               And                                                              $              (Disease-Policy Limit)
         EMPLOYERS LIABILITY                                                    $              (Disease-Each Employee)


==============================================================================================================================
DESCRIPTION OF OPERATIONS:
Certificate Holder is included as Additional Insured Landlord as respects Location:
111 8th Avenue, New York, New York.

==============================================================================================================================
Certificate Holder:                    Should any of the above described policies be cancelled before the expiration
P.A. Building Company,                 date thereof, the issuing company will endeavor to mail 30 days written
a New York Partnership,                notice to the certificate holder named to the left, but failure to mail such
c/c Sylvan Lawrence Company, Inc.      notice shall impose no obligation or liability of any kind upon the company,
100 Williams Street                    its agents or representatives.
                                       ---------------------------------------------------------------------------------------
New York            NY   10038         Authorized Representative:   /s/ Leslie R. Geudtt

==============================================================================================================================